                                                                 EXHIBIT 10.29


                                     LEASE
                               DATED JUNE 9, 1997
                 BY AND BETWEEN VOICE PLUS, INC., A CALIFORNIA
            CORPORATION, AS TENANT, AND EL DORADO HOLDING COMPANY,
                    INC., A CALIFORNIA LIMITED PARTNERSHIP,
                                  AS LANDLORD

                                     INDEX
                                 OFFICE LEASE


1.  Summary of Lease Provisions .............................................  1
    1.1   Tenant ............................................................  1
    1.2   Landlord ..........................................................  1
    1.3   Date of Lease .....................................................  1
    1.4   Premises ..........................................................  1
    1.5   Term ..............................................................  1
    1.6   Commencement Date .................................................  1
    1.7   Ending Date .......................................................  1
    1.8   Rent ..............................................................  1
    1.9   Use of Premises ...................................................  1
    1.10 Direct Cost Estimate ...............................................  1
    1.11  Security Deposit ..................................................  1
    1.12  Addresses for Notices .............................................  1
    1.13  Non-Exclusive Parking Spaces ......................................  1
    1.14  Summary Provisions in General .....................................  1
2.  Property Leased .........................................................  2
    2.1   Premises ..........................................................  2
    2.2   Improvements ......................................................  2
    2.3   Acceptance of Premises ............................................  2
3.  Term ....................................................................  2
    3.1   Commencement Date .................................................  2
    3.2   Delay of Commencement Date ........................................  2
    3.3   Early Occupancy ...................................................  2
    3.4   Tenant to Physically Occupy Premises ..............................  2
4.  Rent ....................................................................  2
    4.1   Rent ..............................................................  2
    4.2   Late Charge .......................................................  3
    4.3   Additional Rent ...................................................  3
    4.4   Cost of Living Adjustment .........................................  3
5.  Security Deposit ........................................................  3
6.  Use of Premises .........................................................  3
    6.1   Permitted Uses ....................................................  3
    6.2   Tenant to Comply with Legal Requirements ..........................  3
    6.3   Prohibited Uses ...................................................  4
7.  Insurance; Indemnity; Waiver ............................................  4
    7.1   Insurance by Landlord .............................................  4
    7.2   Insurance by Tenant ...............................................  4
    7.3   Failure by Tenant to Obtain Insurance .............................  4
    7.4   Indemnification ...................................................  4
    7.5   Claims by Tenant ..................................................  5
    7.6   Mutual Waiver of Subrogation ......................................  5
8.  Utilities and Services ..................................................  5
    8.1   Provision to Premises .............................................  5
    8.2   Failure to Provide Services .......................................  5
    8.3   Additional Electrical Power .......................................  5
    8.4   Heat Generating Machines ..........................................  5
    8.5   Excess Use of Services ............................................  5
9.  Repairs and Maintenance .................................................  5
    9.1   Landlord's Responsibilities .......................................  5
    9.2   Tenant's Responsibilities .........................................  6
10. Common Area .............................................................  6
    10.1  In General ........................................................  6
    10.2  Parking Areas .....................................................  6
    10.3  Maintenance by Landlord ...........................................  6
11. Direct Costs ............................................................  6
    11.1  Definition ........................................................  6
    11.2  Payment of Excess Direct Costs by Tenant ..........................  6
12. Alterations, Improvements and Personal Property .........................  7
    12.1  In General ........................................................  7
    12.2  Removal Upon Lease Termination ....................................  7
    12.3  Landlord's Improvements ...........................................  7
13. Default and Remedies ....................................................  7
    13.1  Events of Default .................................................  7
    13.2  Remedies ..........................................................  8
14. Damage or Destruction ...................................................  8
    14.1  Definition of Terms ...............................................  8
    14.2  Insured Casualty ..................................................  8
    14.3  Uninsured Casualty ................................................  8
    14.4  Tenant's Election .................................................  9
    14.5  Damage or Destruction Near End of Lease Term ......................  9
    14.6  Termination of Lease ..............................................  9
    14.7  Abatement of Rentals ..............................................  9
    14.8  Liability for Personal Property ...................................  9
    14.9  Waiver of Civil Code Remedies .....................................  9
    14.10 Damage or Destruction to the Building .............................  9
15. Condemnation ............................................................  9
    15.1  Definition of Terms ...............................................  9
    15.2  Rights ............................................................  9
    15.3  Total Taking ......................................................  9
    15.4  Partial Taking ....................................................  9

16. Liens ..................................................................  10
    16.1  Promises to be Free of Liens .....................................  10
    16.2  Notice of Lien; Bond .............................................  10
17. Landlord's Rights Access to Premises ...................................  10
18. Landlord's Right to Perform Tenant's Covenants .........................  10
19. Lender Requirements ....................................................  10
    19.1  Subordination ....................................................  10
    19.2  Subordination Agreements .........................................  10
    19.3  Approval by Lenders ..............................................  10
    19.4  Attornment .......................................................  10
    19.5  Estoppel Certificates and Financial Statements ...................  10
20. Holding Over ...........................................................  11
21. Notices ................................................................  11
22. Attorneys' Fees ........................................................  11
23. Assignment, Subletting and Hypothecation ...............................  11
    23.1  In General .......................................................  11
    23.2  Voluntary Assignment and Subletting ..............................  11
    23.3  Collection of Rent ...............................................  12
    23.4  No Bonus Value ...................................................  12
    23.5  Corporations and Partnerships ....................................  12
    23.6  Reasonable Provisions ............................................  12
    23.7  Attorneys' Fees and Costs ........................................  12
    23.8  Involuntary Transfer .............................................  12
    23.9  Hypothecation ....................................................  12
    23.10 Binding on Successors ............................................  12
24. Successors .............................................................  13
25. Landlord Default; Mortgagee Protection .................................  13
26. Exhibits ...............................................................  13
27. Surrender of Lease Not Merger ..........................................  13
28. Waiver .................................................................  13
29. General ................................................................  13
    29.1  Captions and Headings ............................................  13
    29.2  Definitions ......................................................  13
    29.3  Copies ...........................................................  13
    29.4  Time of Essence ..................................................  13
    29.5  Severability .....................................................  13
    29.6  Governing Law ....................................................  13
    29.7  Joint and Several Liability ......................................  13
    29.8  Construction of Lease Provisions .................................  13
    29.9  Conditions .......................................................  13
    29.l0 Tenant's Financial Statements ....................................  13
    29.11 Withholding of Landlord's Consent ................................  13
30. Signs; Directory .......................................................  14
31. Landlord as Party Defendant ............................................  14
32. Landlord Not a Trustee .................................................  14
33. Interest ...............................................................  14
34. Surrender of Premises ..................................................  14
35. Rights Reserved by Landlord ............................................  14
36. Observance of Rules and Regulations ....................................  14
37. Building Plans .........................................................  14
38. Relocation of Tenant ...................................................  14
39. Quiet Enjoyment ........................................................  15
40. Entire Agreement .......................................................  15
41. Labor Disputes .........................................................  15
42. Submission of Lease ....................................................  15
43. No Partnership or Joint Venture ........................................  15
44. Authority ..............................................................  15

                                  OFFICE LEASE

For and in consideration of the rentals, covenants, and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the herein described Premises for the term, at the rental and subject to and upon all of the terms, covenants and agreements set forth in this Office Lease, including Landlord's right to recover the Premises pursuant to Paragraph 23 below ("Lease"):


SUMMARY OF LEASE PROVISIONS

1.1     TENANT:  Voice Plus, Inc., a California corporation ("Tenant").

1.2 LANDLORD: El Dorado Holding Company, Inc., a California Limited Partnership ("Landlord").

1.3     DATE OF LEASE (for reference purposes only):  June 9, 1997

1.4 PREMISES: That certain space hereinafter more particularly described and situated in that certain building shown cross-hatched on the site plan attached hereto as Exhibit "A", commonly referred to as 39420 Liberty Street, Suite 250 and located in the City of Fremont, County of Alameda, State of California. (Paragraph 2.1)

1.5     TERM:  three (3) years (Paragraph 3)

1.6 COMMENCEMENT DATE: September 1, 1997, subject to the provisions of Paragraph 3 below. (Paragraph 3)

1.7 ENDING DATE: August 31, 2000, unless sooner terminated pursuant to the terms of this Lease.

1.8     RENT:  (Paragraph 4)

               The monthly rent will be due and payable on or before the first day of each month and every month of the lease term as follows:

               Months  01-12  @  $11,514.45 per month
               Months  13-24  @  $11,911.50 per month
               Months  25-36  @  $12,308.55 per month

1.9     USE OF PREMISES:  General office use.  (Paragraph 6)

1.10 DIRECT COSTS ESTIMATE: $ Base year 1997 (Paragraph 11.1) Tenant's percentage share of Direct Costs in excess of Direct Costs Estimate:
        11.82 percent. (Paragraph 11.2)

1.11 SECURITY DEPOSIT: twelve thousand three hundred eight and 55/100 ($12,308.55) dollars (Paragraph 5)

1.12    ADDRESSES FOR NOTICES:


To Landlord:  El  Dorado Holding Company,  Inc.
              3052 Willow Pass Road, Suite 203
              Concord, CA   94519                    Copy: Linda Wackwitz
                                                           VP General Counsel
To Tenant:    To the Premises with a courtesy copy to:     39420 Liberty Street
                                                           Suite 250
                  Voice Plus, Inc. Attn: Doug Zorn, CFO    Fremont, CA 94538
                  39420 Liberty Street, Suite 250
                  Fremont, CA 94538

1.13 NONEXCLUSIVE RIGHT TO USE: thirty-two (32) parking spaces within the Common Area. (Paragraph 10.2).

1.14 SUMMARY PROVISIONS IN GENERAL. Parenthetical references in this Paragraph 1 to other paragraphs in this Lease are for convenience of reference, and designate some of the other Lease paragraphs where applicable provisions are set forth. All of the terms and conditions of each such referenced paragraph shall be construed to be incorporated within and made a part of each of the above referring Summary of Lease Provisions. In the event of any conflict between any Summary of Lease Provision as set forth above and the balance of the Lease, the latter shall control.




        /s/
        INITIALS

PROPERTY LEASED


2.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions herein set forth, those certain premises ("Premises") referred to in Paragraph 1.4 above and shown cross-hatched on the floor plan attached hereto as Exhibit "B". In addition Tenant shall have such rights in and to the Common Area (defined in Paragraph
11.1 below) as more fully described in Paragraph 11.1 below.

The building in which the Promises are located is referred to herein as the "Building". The "Land" shall mean and refer to all of the real property outlined in red on Exhibit "A", and shall not be limited to the parcel of real property on which the Building is located (if the same is a separate legal parcel). The Building and any other building(s) or improvement(s) now or hereafter located on the Land are referred to herein collectively as the "Project."

Landlord reserves the right to grant to tenants of the Project or of the buildings or improvements which now exist or may hereafter be constructed upon the Land or upon real property owned by Landlord adjacent to the Land, and to the agents, employees, servants, invitees, contractors, guests, customers and representatives of such tenants, or to any other user authorized by Landlord, the non-exclusive right to use the Land for pedestrian and vehicular ingress and egress and vehicular parking (excluding only that portion of the Land designated herein for Tenant's exclusive use for vehicular parking, if any).

2.2 IMPROVEMENTS. The improvements to be constructed by Landlord for Tenant's use in the Promises are set forth in detail on the attached Exhibit "C". In the event of changes to any of the work set forth in Exhibit "C" (whether such changes are required by any public agency, or by reason of any error or omission in plans because of information provided to Landlord by Tenant, or because requested in writing by Tenant and accepted in writing by Landlord), Tenant shall pay to Landlord Landlord's costs related to such changes before work in regard to such changes is commenced; provided, however, in no ever, shall Landlord's failure to demand such payment before commencement of work in regard to such changes, or Tenant's failure to pay for the same before commencement of work in regard to such changes, be deemed to be a waiver of Landlord's right to require or enforce collection of such payment for changes at any time thereafter. Landlord's costs related to the changes shall include, without limitation, all architectural, contractor and engineering expenses, and the cost of all building and other permits, and inspection fees. Tenant acknowledges that Landlord or a person or entity related to and/or controlled by Landlord may serve as Landlord's architect, engineer and/or contractor in regard to the above-described work and, in the event of any changes, Landlord's costs shall be deemed to include architect, engineering and/or contractor expenses at the rates charged to third parties by Landlord and/or such related person or entity for such services, when performed independently of any lease agreement. Since any construction work performed on the Premises by Tenant prior to substantial completion of the work required of Landlord pursuant to this Paragraph 2.2 may interfere with the work required of Landlord or with Landlord's ability to obtain a Certificate of Completion therefor, any such work by Tenant shall be subject to the provisions of Paragraph 12.1 hereof, and Landlord may in its sole discretion withhold its consent to any such work by Tenant.

2.3 ACCEPTANCE OF PREMISES By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair and to have accepted the Premises in their condition existing as of the date Tenant takes possession of the Promises, subject to all applicable laws, covenants, conditions, restrictions, easements and other matters of public record and the rules and regulations from time to time promulgated by Landlord governing the use of the Building, Common Area and Land, and further, to have accepted tenant improvements to be constructed by Landlord (if any) as being completed in accordance with the plans and specifications for such improvements subject only to completion of items on Landlord's punch list. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, the condition of the Building or Premises, or the use or occupancy which may be made thereof and Tenant has independently investigated and is satisfied that this Premises are suitable for Tenant's intended use and that the Building and Premises meet all governmental requirements for, such intended use.

TERM

3.1 COMMENCEMENT DATE. The term of this Lease ("Lease Term") shall be for the period specified in Paragraph 1.5 above, commencing on the date set forth in Paragraph 1.6 above ("Commencement Date"); provided, however, in the event any improvements to be constructed by Landlord, as set forth on Exhibit "C", are not completed by the aforesaid Commencement Date, then the Commencement Date shall be deemed to be the date on which the improvements to be constructed by Landlord are substantially completed. Such improvements shall be deemed to be substantially completed upon the occurrence of the earlier of the following:

     (a) The date on which all improvements to be constructed by Landlord have been substantially completed except for: (i) punch list items which do not prevent Tenant from using the Premises for its intended use; (if) such work as Landlord is required to perform but which is delayed because of fault or neglect of Tenant, acts of Tenant or Tenant's agents (including without limitation delays caused by work done on the Premises by Tenant or Tenant's agents or by acts of Tenant's contractors or subcontractors) or delays caused by change orders requested by Tenant or required because of any errors or omissions in plans submitted by Tenant; and (iii) such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; or

     (b) The issuance of appropriate governmental approvals for occupancy of the Premises; or

     (c) The date Tenant opens for business in the Premises.

If the Commencement Date is a date other than the date set forth in Paragraph 1.6, then the Ending Date set forth in Paragraph 1.7, the rental adjustment dates set forth in Paragraph 1.8 and any other dates certain specified herein shall be adjusted accordingly. When the Commencement Date, Ending Date, rental adjustment dates, and such other dates become ascertainable, Landlord and Tenant shall specify the same in writing, in the form of the attached Exhibit "D", which writing shall be deemed incorporated herein. Tenant's failure to execute and deliver the letter attached hereto as Exhibit "D" shall be a Default by Tenant hereunder. The expiration of the Lease Term or sooner termination of this Lease is referred to herein as the "Lease Termination".

3.2 DELAY OF COMMENCEMENT DATE. Landlord shall not be liable for any damage or loss incurred by Tenant for Landlord's failure for whatever cause to deliver possession of the Premises by any particular date (including the Commencement
Date), nor shall this Lease be void or voidable on account of such failure to deliver possession of the Premises; provided that if Landlord does not deliver possession of the Premises to Tenant by a date which is one hundred fifty (150) days from the date this lease is executed by both parties, Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within five (5) days thereafter, and Landlord and Tenant shall be relieved of their respective obligations hereunder; provided further that said one hundred fifty (150) day period shall be extended by the number of days work on the Premises is delayed due to fault or neglect of Tenant, acts of Tenant or Tenant's agents, or due to acts of God, labor disputes, strikes, fires, rainy or stormy weather, acts or failures to act of public agencies, inability to obtain labor or materials, earthquake, war, insurrection, riots or other causes beyond Landlord's reasonable control.

3.3 EARLY OCCUPANCY. If Tenant takes possession of the Promises prior to the Commencement Date, Tenant shall do so subject to all of the terms and conditions hereof and shall pay the Rentals provided for herein.

RENT

4.1 RENT. Tenant shall pay to Landlord as rent for the Premises ("Rent"), in advance, on the first day of each calendar month, commencing on the date specified in Paragraph 1.8 and continuing throughout the Lease Term (until adjusted pursuant to Paragraph 4.4 below) the Rent set forth in Paragraph 1.8 above. Rent shall be prorated, based on thirty days per month, for any partial month during the Lease Term. Rent shall be payable without deduction, offset, prior notice or demand in lawful money of the United States to Landlord at the address herein specified for purposes of notice or to such other persons or such other places as Landlord may designate in writing.

4.2 LATE CHARGE. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, Tenant shall pay to Landlord, as Additional Rent, without the necessity of prior notice or demand, a late charge equal to ten percent (10%) of any installment of Rent which is not received by Landlord within ten (10) days after the due date for such installment. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. in no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any installment of Rent or prevent Landlord front exercising any right or remedy available to Landlord upon Tenant's failure to pay such installment of Rent when due, including, without limitation the right to terminate this Lease. In the event any installment of Rent is not received by Landlord by the thirtieth (30th) day after the due date for such installment, such installment shall bear interest at the annual rate set forth in Paragraph 33 below, commencing on the thirty-first (31st) day after the due date for such installment and continuing until such installment is paid in full.

4.3 ADDITIONAL RENT. All taxes, charges, costs and expenses and other sums which Tenant is required to pay hereunder (together with all interest and charges that may accrue thereon in the event of Tenant's failure to pay the same) and all damages, costs and expenses which Landlord may incur by reason of any Default by Tenant shall be deemed to be additional rent hereunder ("Additional Rent"). Additional Rent shall accrue commencing on the Commencement Date. in the event of nonpayment by Tenant of any Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the nonpayment of Rent. The term "Rentals" as used in this Lease shall mean Rent and Additional Rent.

SECURITY DEPOSiT

5   Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit ("Security Deposit") in the amount set forth in Paragraph 1.11 above. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of each and every term, covenant, and condition of this Lease applicable to Tenant, and not as prepayment of Rent. if Tenant shall at any time fail to keep or perform any term, covenant or condition of this Lease applicable to Tenant, including without limitation, the payment of Rentals or those provisions requiring Tenant to repair damage to the Premises caused by Tenant or to surrender the Premises in the condition required pursuant to Paragraph 35 below, Landlord may but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit reasonably necessary for the payment of any amount which Landlord may spend by reason of Tenant's default or as necessary to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. in the event Landlord uses or applies any portion of the Security Deposit, Tenant shall, within five (5) days after written demand by Landlord remit to Landlord sufficient funds to restore the Security Deposit to its original sum. Failure by Tenant to so remit funds shall be a Default by Tenant. Should Tenant comply with all of the terms, covenants and conditions of this Lease applicable to Tenant, the balance of the Security Deposit shall be returned to Tenant within fourteen (14) days after Lease Termination and surrender of the Premises by Tenant; provided, however, if any portion of the Security Deposit is to be applied to repair damages to the Premises caused by Tenant or Tenant's agents, to clean the Premises, or to remove alterations and restore the Premises pursuant to Paragraph 13.2 below, then the balance of the Security Deposit shall be returned to Tenant no later than thirty (30) days from the date Landlord receives possession of the Premises.

USE OF PREMISES

6.1 PERMITTED USES. Tenant shall use the Premises and the Common Area only in conformance with applicable governmental laws, regulations, rules and ordinances for the purposes set forth in Paragraph 1.9 above, and for no other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole discretion. Tenant acknowledges and agrees that Landlord has selected or will be selecting tenants for the Building in order to produce a mix of tenant uses compatible and consistent with the design integrity of the Building and with other uses of the Building; provided, however, the selection of Building tenants shall be in Landlord's sole discretion and Landlord in making such selection shall not be deemed to be warranting that any use of the Building made by any such tenant is compatible or consistent with the design integrity of the Building or other uses of the Building. Any change in use of the Premises or the Common Area by Tenant without the prior written consent of Landlord, which consent Landlord may withhold in Landlord's sole discretion, shall be a Default by Tenant. Tenant and Tenant's agents shall comply with the provisions of any declaration of covenants, conditions and restrictions affecting the Premises and the Common Area.

6.2 TENANT TO COMPLY WITH LEGAL REQUIREMENTS. Tenant shall, at its sole cost, promptly comply with all laws, statutes, ordinances, rules, regulations, orders or requirements of all municipal, county, state and federal authorities and quasi-governmental authorities relating to or affecting the use, occupational safety, occupancy, or condition of the Premises, now in force, or which may hereafter be in force, including without limitation any of the foregoing relating to utility usage and load or number of permissible occupants or users of the Premises, whether or not the same are now contemplated by the parties; with the provisions of all recorded documents affecting the Premises or the Common Area insofar as the same relate to or affect the condition, use, occupational safety or occupancy of the Premises or the Common Area; and with the requirements of any board of fire underwriters (or similar body now or hereafter constituted) relating to or affecting the condition, use, occupational safety or occupancy of the Premises or the Common Area. Tenant's obligations pursuant to this paragraph shall include, without limitation, maintaining or restoring the Premises and making structural and nonstructural alterations and additions in compliance and conformity with all laws and recorded documents relating to the condition, use, occupancy or occupational safety of the Premises during the Lease Term; provided, however, that Landlord shall make any alteration or addition required to bring the Premises or the Common Area into compliance with legal requirements in effect at the time the Premises or any improvements installed therein by Landlord, respectively, were originally constructed. At Landlord's option, Landlord may make the required alteration, addition or change, and Tenant shall pay the cost thereof as Additional Rent. With respect to any structural alterations or additions as may be hereafter required due to a change in laws and unrelated to Tenant's specific use of the Premises or the Common Area, Tenant shall be required to pay a pro rata portion of the cost thereof, which amount shall be determined by multiplying the total cost by a fraction, the numerator of which is the number of months remaining in the Lease Term at the time of the alteration or addition, and the denominator of which is the number of months in the useful life of the alteration or addition. Tenant shall obtain, prior to taking possession of the Premises, any permits, licenses or other authorizations required for the lawful operation of its business at the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, order, rule, regulation, recorded document or requirement, shall be conclusive evidence of such violation by Tenant. Any alterations or additions undertaken by Tenant pursuant to this Paragraph 6.2 shall be subject to the requirements of Paragraph 13.1 below.

6.3 PROHIBITED USES. Tenant and Tenant's agents shall not commit or suffer to be committed any waste upon the Premises. Tenant and Tenant's agents shall not do or permit anything to be done in or about the Premises or Common Area which will in any way obstruct or interfere with the rights of other tenants of the Building, other authorized users of the Common Area, or occupants of neighboring property, or injure or annoy them. Tenant and Tenant's agents shall not use or allow the Premises to be used for any unlawful, immoral or hazardous purpose or any purpose not permitted by this Lease nor shall Tenant or Tenant's agents cause, maintain, or permit any nuisance in, on or about the Premises. Tenant and Tenant's agents shall not do or permit anything to be done in or about the Premises nor bring or keep anything in or about the Premises which will in any way increase the existing rate or affect any insurance upon the Premises, Common Area, Land or Building or any part thereof or any of its contents, or cause a cancellation of any insurance policy covering the Premises, Building, Land or Common Area or any part thereof or any of its con-tents, nor shall Tenant or Tenant's agents keep, use or sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance. In the event the rate of any insurance upon the Premises, Building, Land or Common Area or any part thereof or any of its contents is increased because of the acts or omissions of Tenant or Tenant's agents, Tenant shall pay, as Additional Rent, the full cost of such increase; provided, however, this provision shall in no event be deemed to constitute a waiver of Landlord's right to declare a default hereunder by reason of such increase or of any other rights or remedies of Landlord in connection with such increase. Tenant and Tenant's agents shall not place any loads upon the floor, walls or ceiling of the Premises which would endanger the Building or the structural elements thereof or of the Premises, nor place any harmful liquids in the drainage system of the Building or Common Area. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises, Land, Common Area or Building except in enclosed trash containers designed for that purpose by Landlord. No materials, supplies, equipment, finished products (or semi-finished products), raw materials, or other articles of any nature shall be stored upon, or be permitted to remain on, any portion of the Land, Common Area or Building outside the Premises.


INSURANCE; INDEMNITY; WAIVER

7.1 INSURANCE BY LANDLORD.

     (a) Landlord shall, during the Lease Term, procure and keep in force the following insurance, the cost of which shall be a Direct Cost, payable by Tenant pursuant to Paragraph 11.2 below:

          (i) Property Insurance. "All risk" property insurance, including, without limitation, coverage for earthquake and flood; boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; full coverage plate glass insurance; and demolition, increased cost of construction and contingent liability from change in building laws on the Building and the Land, including any improvements or fixtures constructed or installed in the Building and on the Land by Landlord. Such insurance shall be in the full amount of the replacement cost of the foregoing, with reasonable deductible amounts, which deductible amounts shall be a Direct Cost, payable by Tenant pursuant to Paragraph 11.2. Such insurance shall also include rental income insurance, insuring that one hundred percent (100%) of the Rentals (as the same may be adjusted hereunder) will be paid to Landlord for a period of up to twelve (12) months if the Premises are destroyed or damaged, as may be required by any beneficiary of a deed of trust or any mortgagee of any mortgage affecting the Premises. Such insurance shall not cover any leasehold improvements installed in the Premises by Tenant at its expense, or Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises;

          (ii) Liability Insurance. Comprehensive general liability (lessor's risk) insurance against any and all claims for personal injury, death or property damage occurring in or about the Building or the Land. Such insurance shall have a combined single limit of not less than Three Million Dollars ($3,000,000); and

          (iii) Other. Such other insurance as Landlord deems necessary and prudent.

7.2 INSURANCE BY TENANT. Tenant shall, during the Lease Term, at Tenant's sole cost and expense, procure and keep in force the following insurance:

          (a) PERSONAL PROPERTY INSURANCE. "All risk" property insurance, including, without limitation, coverage for (if applicable); sprinkler damage; and from changes in building laws on all leasehold improvements installed in the Premises by Tenant at its expense (if any), and on all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including improvements or fixtures hereinafter constructed or installed on the Premises. Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO all risk form, when such form is supplemented with the coverages required above.

          (b) LIABILITY INSURANCE. Comprehensive general liability insurance for the mutual benefit of Landlord and Tenant, against any and all claims for personal injury, death or property damage occurring in, or about the Premises and Common Area (and Tenant's operations on the Premises), or arising out of Tenant's or Tenant's agents' use of the Common Area or use or occupancy of the Premises. Such insurance shall have a combined single limit of not less than Three Million Dollars ($3,000,000). Such insurance shall contain a cross-liability (severability of interests) clause and an extended ("broad form") liability endorsement, including blanket contractual coverage. The minimum limits specified above are the minimum amounts required by Landlord, and may be revised by Landlord from time to time to meet changed circumstances, including without limitation to reflect (i) changes in the purchasing power of the dollar, (ii) changes indicated by the amount of plaintiffs' verdicts in personal injury actions in the State of California, or (iii) changes consistent with the standards required by other landlords in the county in which the Premises are located. Such liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance (if any) shall be in excess thereto.

          (c) OTHER. Such other insurance as required by law, including, without limitation, workers' compensation insurance.

          (d) FORM OF THE POLICIES. The policies required to be maintained by Tenant pursuant to Paragraphs 7.2 (a), (b), and (c) above shall be with companies, on forms, with deductible amounts (if any), and loss payable clauses satisfactory to Landlord, shall include Landlord and the beneficiary or mortgagee of any deed of trust or mortgage encumbering the Building and/or the Land as additional insureds, and shall provide that such parties may, although additional insureds, recover for any loss suffered by Tenant's negligence. Certified copies of policies or certificates of insurance shall be delivered to Landlord prior to the Commencement Date; a new policy or certificate shall be delivered to Landlord at least thirty (30) days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and Common Area and to Tenant as required by this Lease. Tenant shall obtain a written obligation on the part of Tenant's insurer(s) to notify Landlord and any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises and/or the Land in writing of any delinquency in premium payments and at least thirty (30) days prior to any cancellation or modification of any policy.

7.3 FAILURE BY TENANT TO OBTAIN INSURANCE. If Tenant does not take out the insurance required pursuant to Paragraph 7.2 or keep the same in full force and effect, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord, as Additional Rent, the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all reasonable expenses (including attorneys' fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

7.4 INDEMNIFICATION. Tenant shall indemnify, hold harmless, and defend Landlord with competent counsel reasonably satisfactory to Landlord (except for Landlords active negligence or willful misconduct) against all claims, losses or liabilities for injury or death


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to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Building Common Area or Land, if caused or contributed to by Tenant or Tenant's agents, or arising out of any occurrence in, upon or at the Premises or on account of the use, condition, occupational safety, or occupancy of the Premises. It is the intent of the parties hereto that the indemnity contained in this Paragraph 7.4 shall not be limited or barred by reason of any passive negligence on the part of Landlord or Landlord's agents, except as expressly provided herein. Such indemnification shall include and apply to attorneys' fees, investigation costs, and other costs actually incurred by Landlord. Tenant shall further indemnity, defend and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The provisions of this Paragraph 7.4 shall survive Lease Termination with respect to any damage, injury or death occurring prior to such termination. This Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the condition, use, occupational safety or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant or Tenant's agents.

7.5 CLAIMS BY TENANT. Landlord shall not be liable to Tenant, and Tenant waives all claims against Landlord, for injury or death to any person, damage to any property, or loss of use of any property in the Premises, Common Area, Land or Building or loss to Tenant's business by and from all causes, including without limitation, any defect in the Premises, Common Area or Building and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building, Common Area or Land or from other sources. Landlord shall not be liable for any damages arising from any act or negligence of any other tenant of the Building or user of the Common Area. Tenant or Tenant's agents shall immediately notify Landlord in writing of any known defect in the Premises, Common Area, Building or Land. The provisions of this Paragraph 7.5 shall not apply to any damage or injury caused by Landlord's willful misconduct or sole negligence.

7.6 MUTUAL WAIVER OF SUBROGATION. Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense or injury to the Premises, the Building or the Common Area, or to the furnishings, fixtures, equipment, inventory or other property of either Landlord or Tenant in, about or upon the Premises, the Building or the Common Area, which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties pursuant to this Paragraph 7.6 and in force at the time of any such loss, whether due to the negligence of the other party or its agents and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby.

UTILITIES AND SERVICES

8.1 PROVISION TO PREMISES. Landlord shall furnish to the Premises from 7:00 a.m.
- 6:00 p.m. Monday through Friday (or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency), except for New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas and other legal holidays, the following services (collectively the "Services"):

     (a) Normal electrical service, water, heat, and air conditioning as required in the reasonable judgment of Landlord for the comfortable use and occupation of the Premises and subject to any regulations imposed by any local, state, or federal governmental authority;

     (b) Janitorial and cleaning services, to the extent and manner in which such services, in Landlord's sole discretion, are customarily furnished in comparable buildings in the immediate market area; and

     (c)  Elevator service.  - 24 HOURS PER DAY

SEE ADDENDA ARTICLE 47

8.2 FAILURE TO PROVIDE SERVICES. Landlord shall not be liable, under any circumstances and however occurring, for injury to person, damage to or loss of use of property, inconvenience, or interference with business, and Tenant shall not be entitled to any abatement or reduction of Rentals, by reason of the installation, use or interruption of use of any equipment in connection with the furnishing of any Services or by reason of a failure or delay in furnishing any Services when such failure or delay is caused by accident or any condition beyond Landlord's reasonable control (including without limitation breakage, strikes, lockouts or other disturbances or disputes of any character) or by the making of repairs or improvements to the Premises, Common Area, Land or Building, or the limitation, curtailment, rationing or other restriction on use of water, gas, electricity or any other form of energy, or any other Services or utility whatsoever, serving the Premises, Common Area, Land or Building. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption.

8.3 ADDITIONAL ELECTRICAL POWER. Tenant shall not, without Landlord's prior written consent, use any machines or equipment, including without limitation, electronic data processing machines, punch card machines, computers and duplicating machines, which require electrical line voltage in excess of 110 volts or which will increase the amount of electricity ordinarily furnished for use of the Premises as general office space and related purposes. If Tenant requires additional electrical power, Tenant shall request Landlord to provide such additional power, which request Landlord may refuse in Landlord's sole discretion. If additional electrical power is furnished, Tenant shall pay on demand and as Additional Rent the costs, including without limitation installation, operation (at the rates charged by the local public utility), repair and maintenance costs, related to all such electric power consumed, plus all expenses incurred by Landlord in keeping account of the electric power consumed (including the installation and/or use of special meters as deemed necessary by Landlord in Landlord's sole discretion).

8.4 HEAT GENERATING MACHINES. Whenever heat generating machines, equipment or lighting are used in the Premises which affect the temperature maintained in the Premises or elsewhere in the Building by the air conditioning system, Landlord reserves the right to provide supplementary air conditioning. The costs of acquiring, installing, and maintaining such supplementary air conditioning (including without limitation the cost of cooling energy to the Premises in excess of that required for normal office use) shall be paid by Tenant upon demand as Additional Rent.

8.5 EXCESS USE OF SERVICES. Tenant agrees that if Landlord incurs costs for any Services to the Premises in excess of the costs for any such Services customarily furnished for use of the Premises as general office space during the hours specified in Paragraph 8.1 above, then Tenant shall pay on demand and as Additional Rent the excess costs of any such Services, including without limitation the cost of keeping account of the Services consumed (including the installation and/or use of special meters as deemed necessary by Landlord in Landlord's sole discretion).

REPAIRS AND MAINTENANCE

9.1 LANDLORD'S RESPONSIBILITIES. In addition to the Services described in Paragraph 8.1 above and subject to the provisions of Paragraph 14, Landlord shall maintain, in a reasonably good state of repair: the roof, roofing, structural and exterior walls (including painting thereof) and foundations of the Building; the mechanical, HVAC System, plumbing and electrical equipment serving the Premises, Building and Common Area; and the Common Area, including lobbies, stairs, and corridors. The costs of repairs and maintenance which are the obligation of Landlord hereunder shall be deemed Direct Costs; provided, however, any repairs required because of the wrongful act of Tenant or Tenant's agents shall be made at the sole expense of Tenant and paid as Additional Rent. Tenant shall give prompt written notice to Landlord any known maintenance work required to be made by Landlord pursuant to this Paragraph 9.1. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance for which Landlord is responsible unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant and such failure is due solely to causes within Landlord's reasonable control. Landlord shall not be liable by reason of any injury to or interference with Tenant's business conducted at the Premises arising from the making of any repairs, alterations or improvements in or to any portion of the Building, Common Area or Premises or in or to the fixtures, appurtenances and equipment therein.

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9.2 TENANT'S RESPONSIBILITIES. Except as expressly provided in Paragraph 9.1 above, Tenant shall, at its sole cost, throughout the Lease Term, maintain the entire Premises and every part thereof, in good and sanitary order and condition. Tenant shall reimburse Landlord, on demand and as Additional Rent, for the cost of damage to the Premises, Building and/or Common Area caused by Tenant or Tenant's agents. Tenant expressly waives the benefits of any statute now or hereafter in effect (including without limitation the provisions of subsection 1 of Section 1932, Section 1941 and Section 1942 of the California Civil Code and any similar law, statute or ordinance now or hereafter In effect) which would otherwise afford Tenant the right to make repairs at Landlord's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Landlord's failure to keep the Premises in good and sanitary order. In the event Tenant fails to maintain the Premises as required pursuant to this Paragraph 9.2, Landlord may give Tenant notice to do such sets as are reasonably required to so maintain the Premises and if Tenant fails to commence such work within ten (10) days after such notice is given and diligently prosecute it to completion, then Landlord and Landlord's agents, in addition to all of the rights and remedies available hereunder or by law and without waiving any alternative remedies, shall have the right to enter the Premises and to do such acts and expand such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant to Landlord as Additional Rent, upon demand. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

COMMON AREA

10.1 IN GENERAL. Subject to the terms and conditions of this Lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's agents shall have, in common with other tenants of the Building and other permitted users, the nonexclusive right to use during the Lease Term the access roads, parking areas, sidewalks, landscaped areas and other facilities on the Land or entrances, lobbies, halls, atriums, corridors, toilets and lavatories, passenger elevators and service areas and other facilities in the Building designated by Landlord for the general use and convenience of the occupants of the Building and other authorized users, which areas and facilities are referred to herein as the "Common Area". This right to use the Common Area shall terminate upon Lease Termination. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of all or any portion of the Common Area and to amend such rules and regulations from time to time with or without advance notice, as Landlord may deem appropriate for the best interests of the occupants of the Building and other authorized users. Any amendments to the rules and regulations shall be effective as to Tenant, and binding on Tenant, upon delivery of a copy of such rules and regulations to Tenant. Tenant and Tenant's agents shall observe such rules and regulations and any failure by Tenant or Tenant's agents to observe and comply with the rules and regulations shall be a Default by Tenant. Landlord shall not be responsible for the nonperformance of the rules and regulations by any tenants or occupants of the Building or other authorized users, nor shall Landlord be liable to Tenant by reason of the noncompliance with or violation of the rules and regulations by any other tenant or user.

10.2 PARKING AREAS. Tenant is allocated and Tenant and Tenant's employees and invitees shall have the nonexclusive right to use the number of parking spaces set forth in Paragraph 1.13, the location of which may be designated from time to time by Landlord. Neither Tenant nor Tenant's agents shall at any time use more parking spaces than the number so allocated to Tenant or park or permit the parking of their vehicles in any portion of the Land not designated by Landlord as a nonexclusive parking area. Tenant and Tenant's agents shall not have the exclusive right to use any specific parking space. Notwithstanding the number of parking spaces designated for Tenant's nonexclusive use, in the event by reason of any rule, regulation, order, law, statute or ordinance of any governmental or quasi-governmental authority relating to or affecting parking on the Land, or any cause beyond Landlord's reasonable control, Landlord is required to reduce the number of parking spaces on the Land, Landlord shall have the right to proportionately reduce the number of Tenant's parking spaces and the nonexclusive parking spaces of other tenants of the Building. Landlord reserves the right to promulgate such reasonable rules and regulations relating to the use of the parking areas as Landlord may deem appropriate. Landlord furthermore reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's agents which are parked in violation of the provisions of this Paragraph 10.2 or in violation of Landlord's rules and regulations relating to parking, to be towed away at Tenant's cost. In the event Landlord elects or is required by any law to limit or control parking on the Land, by validation of parking tickets or any other method, Tenant agrees to participate in such validation or other program under such reasonable rules and regulations as are from time to time established by Landlord. Landlord shall have the right to close, at reasonable times, all or any portion of the parking areas for any reasonable purpose, including, without limitation, the prevention of a dedication thereof, or the accrual of rights in any person or the public therein. Employees of Tenant shall be required to park in areas designated for employee parking, if any. The parking areas shall not be used by Tenant or Tenant's agents for any purpose other than the parking of operable motor vehicles and the ingress and egress of pedestrians and motor vehicles.

SEE ADDENDA ARTICLE 48

10.3 MAINTENANCE BY LANDLORD. Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management shall be "Direct Costs," and Tenant shall pay to Landlord, as Additional Rent, Tenant's share of such costs as provided in Paragraph 11 below.

DIRECT COSTS

11.1 DEFINITION. "Direct Cost" or "Direct Costs" as used in this Lease shall mean and include all items identified in other paragraphs of this Lease as a Direct Cost and the total cost paid or incurred by Landlord for the operation, maintenance, repair, and management of the Premises, Building, Common Area and Land which costs shall include, without limitation, the cost of Services supplied to the Premises, Building and Common Area, to the extent such costs are not separately charged or metered to tenants of the Building; (including without limitation any temporary or permanent utility surcharge or other exaction, whether now or hereafter imposed) security protection; water;
sewage, trash removal; fuel; electricity; heat; lighting systems; fire protection systems; storm drainage and sanitary sewer systems; HVAC including air conditioning; cleaning; labor; materials; supplies; tools; equipment; maintaining, cleaning, repairing the roof (including repair of leaks and resurfacing) and the exterior surfaces (including painting) of the Building; maintenance and repair of the structural parts (including foundation, floor slab and load bearing walls) of the Building; replacement of window coverings provided by Landlord and carpeting in public corridors and the Common Area; property and liability insurance covering the Building and the Land and any other insurance carried by Landlord pursuant to Paragraph 8 above; Real
Property Taxes and any other general and special assessments (or any other governmental charges or impositions in lieu thereof) which are applicable to the Building, Land or Premises, insurance deductible amounts; window cleaning; elevator or escalator services; material handling; compensation and fringe benefits payable to all persons employed by Landlord in connection with the operation, maintenance, repair, and management of the Premises, Building, Land and Common Area; cleaning, sweeping, striping, resurfacing of parking and driveway areas; cleaning and repairing of sidewalks, curbs, stairways; costs related to irrigation systems, installing and maintaining the Building directory and Building signs; Business taxes and fees for licenses and permits required for the operation of the Building, Land and Common Area; the cost of complying with rules, regulations and orders of governmental authorities, including without limitation maintenance, alterations and repairs required in connection therewith; cost related to landscape maintenance; and the cost of contesting the validity or applicability of any governmental enactments which may affect Direct Costs. If the Project contains more than one (1) building at any time during the Lease Term, then the term "Direct Costs" shall mean and include all of the Direct Costs allocable to the Building and a proportionate share (based on the square footage of gross leaseable area in the Building as a percentage of the total of square footage of time in question) of all Direct Costs which are related to the Project in general and are not allocated to any one building in the Project. Direct Costs shall also include a management fee to Landlord in an amount equal to ten percent (10%) of the total Direct Costs. The specific examples of Direct Costs stated in this Paragraph 11.1 are in no way intended to, and shall not limit the costs comprising Direct Costs, nor shall such examples be deemed to obligate Landlord to incur such costs or to provide such services or to take such actions except as Landlord may be expressly required in other portions of this Lease, or except as Landlord, in its sole discretion, may elect. All costs incurred by Landlord in good faith for the operation, maintenance, repair and management of the Premises, Building, Land, Project, and Common Area shall be deemed conclusively binding on Tenant.

11.2 PAYMENT OF EXCESS DIRECT COSTS BY TENANT. Tenant shall pay to Landlord, as Additional Rent, Tenant's percentage share (stated in Paragraph 1.10 above) of the amount by which Direct Costs in any calendar year of the Lease Term exceed the direct costs estimate set forth in Paragraph 1.10 above ("Direct Costs Estimate"). Tenant's percentage share of excess Direct Costs shall be




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payable during the Lease Term in monthly installments on the first day of each month, in advance, without deduction, offset or prior demand, as follows:

     (a) At any time during the first calendar year of the Lease Term, Landlord may give Tenant written notice of Landlord's estimate of the amount by which Direct Costs for that calendar year will exceed the Direct Costs Estimate. An amount equal to one-twelfth (1/12) of Tenant's annual percentage share of any such estimated Increase shall be payable monthly by Tenant as aforesaid, commencing on the first day of the calendar month following Landlord's notice and continuing until receipt of any notice of increase from Landlord given pursuant to subparagraph (b) or subparagraph
     (c) below.

     (b) Prior to or during December of each calendar year during the Lease Term or as soon as practicable thereafter, Landlord may give Tenant written notice of Landlord's estimate of the amount by which the Direct Costs for the next succeeding calendar year will exceed the Direct Costs Estimate. An amount equal to one-twelfth (1/12) of Tenant's annual percentage share of any such estimated increase shall be payable monthly by Tenant as aforesaid, commencing on the first day of the calendar month following Landlord's notice and continuing throughout the Lease Term, subject to further adjustments following receipt of any notice of increase from Landlord given pursuant to this subparagraph (b) or subparagraph (c) below.

     (c) Landlord may at any time during any calendar year of the Lease Term adjust estimates of Direct Costs to reflect current expenditures and following written notice to Tenant of such revised estimate, subsequent payments by Tenant shall be based upon such revised estimate.

     (d) If the Commencement Date is on a date other than the first day of a calendar year, the amount of increases in Direct Costs payable by Tenant in such calendar year shall be prorated on the basis which the number of days from the Commencement Date to the end of the calendar year in which the Commencement Date falls bears to 365.

     (e) Within one hundred twenty (120) days after the end of each calendar year during the Lease Term or after Lease Termination or as soon thereafter as practicable, Landlord will furnish to Tenant a statement of the actual Direct Costs paid or incurred by Landlord during the preceding year. Within ten (10) days therefrom, Tenant shall pay to Landlord, as Additional Rent, its increased share of Direct Costs set forth in said statement or Landlord shall apply any applicable credit for overpayment of Direct Costs against the Direct Costs increases next becoming due from Tenant, as the case may require. Such statements shall be binding upon Landlord and Tenant, subject to the provisions of subparagraph (f) below. If Lease Termination shall be on a day other than the last day of a calendar year, the amount of any adjustment to be made pursuant to this Paragraph 11.2 (e) for the calendar year in which the Lease Termination falls shall be prorated on the basis which the number of days from the, commencement of such calendar year to and including such termination date bears to 365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to this subparagraph (e).

     (f) Notwithstanding any statement of Direct Costs furnished by Landlord, if after any taxing authority or other governmental agency notifies Landlord of the levy, assessment or imposition of any taxes which constitute a Direct Cost applicable to the Lease Term (whether such notice is received during the Lease Term or after Lease Termination) for which Tenant has not yet been charged, Tenant shall pay, within ten (10) days after written notice from Landlord, its percentage share of such taxes which would have exceeded the Direct Cost Estimate in the applicable Lease Year.

ALTERATIONS, IMPROVEMENTS AND PERSONAL PROPERTY

12.1 IN GENERAL. Tenant shall not make or permit to be made any alterations, changes, enlargements, or improvements (collectively "alterations") in, on, about or to the Premises or any part thereof, without obtaining the prior written consent of Landlord which can't be unreasonably withheld or delayed and without acquiring and complying with the conditions of all permits required for such alterations by any governmental authority having jurisdiction thereof. The term "alterations" as used in this Paragraph 12 shall also include all heating, lighting, electrical (including all wiring, conduit outlets, drops, buss ducts, main and subpanels), air conditioning and partitioning in the Premises made by Tenant regardless of how affixed to the Premises. As a condition to the giving of its consent, Landlord may impose such requirements as Landlord may deem necessary in its sole discretion, including without limitation: the manner in which the work is done; a right of approval of the contractor by whom the work is to be performed; the times during which such work is to be accomplished; and the requirement that Tenant post a completion bond in an amount and form satisfactory to Landlord; the requirement that Tenant reimburse Landlord, as Additional Rent, for Landlord's actual costs incurred in reviewing any proposed alteration, whether or not Landlord's consent is granted. In the event Landlord consents to the making of any alterations by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with the plans and specifications approved by Landlord and in a manner causing Landlord and Landlord's agents and other tenants of the Building the least interference and inconvenience practicable under the circumstances. In making any such alterations Tenant shall give written notice to Landlord five (5) days prior to employing any laborer or contractor to perform services related to or receiving materials for use upon the Premises, and prior to the commencement of any work of improvement on the Premises. Any alterations to the Premises made by Tenant shall be made in accordance with applicable laws, ordinances, regulations and codes and in a first-class workmanlike manner. In making any such alterations, Tenant shall, at Tenant's sole cost and expense, file for and secure and comply with any and all permits or approvals required by all governmental departments or authorities having jurisdiction thereof and any utility company having an interest therein. In no event shall Tenant make any structural changes to the Premises or make any changes to the Premises which would weaken or impair the structural integrity of the Building.

12.2 REMOVAL UPON LEASE TERMINATION. At the time Tenant requests Landlord's consent, Tenant shall request a decision from Landlord In writing as to whether Landlord will require Tenant, at Tenant's expense, to remove any such alterations and restore the Premises to their prior condition at Lease Termination. Landlord may defer such decision until Tenant's request for such decision prior to the expiration of the Lease Term, as described below. In the event Tenant failed to earlier obtain Landlord's written decision as to whether Tenant will be required to remove any alteration, or in the event Landlord elected to defer such decision, then no less than ninety (90) nor more than one hundred twenty (120) days prior to the expiration of the Lease Term, Tenant by written notice to Landlord shall request Landlord to inform Tenant whether or not Landlord desires to have any alterations made to the Premises by Tenant removed at Lease Termination. Following receipt of such notice, Landlord may elect to have all or a portion of Tenant's alterations removed from the Premises at Lease Termination, and Tenant shall, at its sole cost and expense, remove at Lease Termination such alterations designated by Landlord for removal and repair all damage to the Premises, Common Area, and Building arising from such removal. In the event Tenant falls to so request Landlord's decision or fails to remove any alterations designated by Landlord for removal, Landlord may remove any alterations made to the Premises by Tenant and repair all damage to the Premises and Common Area arising from such removal, and may recover from Tenant all cost and expenses Incurred thereby. Tenant's obligation to pay such costs and expenses to Landlord shall survive Lease Termination. Unless Landlord elects to have Tenant remove any such alterations, all such alterations, except for moveable furniture and trade fixtures of Tenant not affixed to the Premises, shall become the property of Landlord upon Lease Termination (without any payment therefor) and remain upon and be surrendered with the Premises at Lease Termination.

12.3 LANDLORD'S IMPROVEMENTS. All fixtures, Improvements or equipment which are installed, constructed on or attached to the Premises, Building or Common Area by Landlord at its expense shall be a part of the realty and belong to Landlord.

DEFAULT AND REMEDIES

13.1 EVENTS OF DEFAULT. The term "Default by Tenant" as used in this Lease shall mean the occurrence of any of the following events:

     (a) Tenant's failure to pay when due any Rentals or other sums payable hereunder;

     (b) Tenant's vacation or abandonment of the Premises;

     (c) Commencement and continuation for at least thirty (30) days of any case, action, or proceeding by, against, or concerning Tenant under any federal or state bankruptcy insolvency, or other debtor's relief law, including without limitation, (i) a case under Title 11 of the United States Code concerning Tenant, whether under Chapter 7, 11, or 13 of such Title or under any other Chapter or (ii) a case, action, or proceeding seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

     (d) Voluntary or involuntary appointment of a receiver, trustee, keeper, or other person who takes possession for more than thirty (30) days of substantially all of Tenant's assets or of any asset used In Tenant's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

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     (e) Execution of an assignment for the benefit of creditors of substantially all assets of Tenant available by law for the satisfaction of judgment creditors;

     (f) Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Tenant, if Tenant is a corporation or a partnership;

     (g) Levy of a writ of attachment or execution on Tenant's interest under this Lease, if such writ continues for a period of ten (10) days;

     (h) Any transfer or attempted transfer of this Lease or the Premises by Tenant contrary to the provisions of Paragraph 23 below, or

     (i) Breach by Tenant of any term, covenant, condition, warranty, or provision contained in this Lease or of any other obligation owing or due to Landlord.

13.2 REMEDIES. Upon any Default by Tenant, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alterative:

13.2.1 TERMINATION. Upon any Default by Tenant, Landlord shall have the right (but not the obligation) to give written notice to Tenant of such default and terminate this Lease and Tenant's right to possession of the Premises if (i) such default is in the payment of Rentals and is not cured within three (3) days after any such notice, or, (ii) with respect to the defaults referred to in subparagraphs 13.1(b), (e), (f), (h) and (i), and such default is not cured within thirty (30) days after any such notice (or if a default under subparagraph 13.1(b) or (i) cannot be reasonably cured within thirty (30) days, if Tenant does not commence to cure the default within the thirty (30) day period or does not diligently and in good faith prosecute the cure to completion), or, (iii) with respect to the defaults specified in subparagraph 13.1(c), (d) and (g) such default is not cured within the respective time periods specified in those subparagraphs. The parties agree that any notice given by landlord to Tenant pursuant to this Paragraph 13.2.1 shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. Upon termination of this Lease, Landlord shall have the right to recover from Tenant:

     (a) The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

     (b) The worth at the time of award of the amount by which the unpaid Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid Rentals for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

     (d) Any other amounts necessary to compensate Landlord for detriment proximately caused by the Default by Tenant or which in the ordinary course of events would likely result, including without limitation in the following:

          (i)   Expenses in retaking possession of the Premises;

          (ii)  Expenses for cleaning, repairing or restoring the Premises;

          (iii) Any unamortized real estate brokerage commissions paid In connection with this Lease;

          (iv) Expenses for removing, transporting, and storing any of Tenant's property left at the Premises (although Landlord shall have no obligation to remove, transport, or store any such property);

          (v) Expenses of reletting the Premises, including without limitation, brokerage commissions, advertising costs, and attorneys' fees;

          (vi)  Attorneys' fees and court costs; and

          (vii) Cost of carrying the Premises, such as repairs, maintenance, taxes and insurance premiums, utilities and security precautions (if any).

     (e) The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) of this Paragraph 13.2.1 is computed by allowing interest at an annual rate equal to the greater of (i) 10% or, (ii) 5% plus the rate established by the Federal Reserve Bank of San Francisco, as of the 25th day of the month immediately preceding the Default by Tenant, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended, not to exceed the maximum rate allowable by law.

13.2.2 CONTINUANCE OF LEASE. Upon Default by Tenant and unless and until Landlord elects to terminate this Lease pursuant to Paragraph 13.2.1 above, this Lease shall continue in effect after the Default by Tenant and Landlord may enforce all rights and remedies under this Lease, including without limitation, the right to recover payment of Rentals as they become due. Neither efforts by Landlord to mitigate damages caused by a Default by Tenant nor the acceptance of any Rentals shall constitute a waiver by Landlord of any of Landlord's rights or remedies, including the rights and remedies specified in Paragraph 13.2.1 above.

DAMAGE OR DESTRUCTION

14.1 DEFINITION OF TERMS. For the purposes of this Lease, the term: (a) "Insured Casualty" means damage to or destruction of the Premises from a cause actually insured against, for which the insurance proceeds paid or made available to Landlord are sufficient to rebuild or restore the Premises under then-existing building codes to the condition existing immediately prior to the damage or destruction; and (b) "Uninsured Casualty" means damage to or destruction of the Premises from a cause not actually insured against, or from a cause actually insured against but for which the insurance proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then-existing building codes to the condition existing immediately prior to the damage or destruction, or from a cause actually insured against but for which the insurance proceeds are not paid or made available to Landlord within sixty (60) days of the event of damage or destruction.

14.2 INSURED CASUALTY.

14.2.1 REBUILDING REQUIRED. In the event of an Insured Casualty where the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises, Landlord shall rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, provided the damage or destruction was not a result of a negligent or willful act of Tenant, and that there exist no governmental codes or regulations that would interfere with Landlord's ability to so rebuild or restore.

14.2.2 LANDLORD'S ELECTION. In the event of an Insured Casualty where the extent of damage or destruction is equal to or greater than twenty percent (20%) of the then full replacement cost of the Premises, Landlord may, at its option and at its sole discretion, rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, or terminate this Lease. Landlord shall notify Tenant in writing within thirty (30) days from the event of damage or destruction of Landlord's election to either rebuild or restore the Premises or terminate this Lease.

14.2.3 CONTINUANCE OF LEASE. If Landlord is required to rebuild or restore the Premises pursuant to Paragraph 14.2.1 or if Landlord elects to rebuild or restore the Premises pursuant to Paragraph 14.2.2, this Lease shall remain in effect and Tenant shall have no claim against Landlord for compensation for inconvenience or loss of business during any period of repair or restoration.

14.3 UNINSURED CASUALTY.

14.3.1 LANDLORD'S ELECTION. In the event of an Uninsured Casualty, Landlord may, at its option and at its sole discretion (i) rebuild or restore the Premises as soon as reasonably possible at Landlord's expense (unless the damage or destruction was caused by a negligent or willful act of Tenant, in which event Tenant shall pay all costs of rebuilding or restoring), in which event this Lease shall continue in full force and effect or (ii) terminate this Lease, in which event Landlord shall give written notice to Tenant within



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sixty (60) days after the event of damage or destruction of Landlord's election to terminate this Lease as of the date of the event of damage or destruction, and it the damage or destruction was caused by a negligent or willful act of Tenant, Tenant shall be liable therefor to Landlord,

14.12 TENANT'S ABILITY TO CONTINUE LEASE. If Landlord elects to terminate this Lease and the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises or the proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then-existing building codes to the condition existing immediately prior to the damage or destruction, and if there exist no governmental codes or regulations that would interfere with Landlord's ability to so repair or restore, then Tenant may nevertheless cause the Lease to continue in effect by (i) notifying Landlord in writing within ten (10) days of Landlord's notice of termination of Tenant's agreement to pay all costs of rebuilding or restoring not covered by insurance, and (ii) providing Landlord with reasonable security for or assurance of such payment. Tenant shall pay to Landlord in cash no later than thirty (30) days prior to the date of commencement of construction the reasonable estimated cost of rebuilding or restoring. In the event Tenant fails to pay such cost to Landlord by the date specified, Landlord may immediately terminate the Lease and recover from Tenant all costs incurred by Landlord in preparation for construction. If the actual cost of rebuilding or restoring exceeds the estimated cost of such work, Tenant shall pay the difference to Landlord in cash upon notification by Landlord of the final cost. If the cost of rebuilding or restoring is less than the estimated cost of such work, Tenant shall be entitled to a refund of the difference upon completion of the rebuilding or restoring and determination of final cost.

14.4 TENANT'S ELECTION. Notwithstanding anything to the contrary contained in this Paragraph 14, Tenant may elect to terminate this Lease in the event the Premises are damaged or destroyed and, in the reasonable opinion of Landlord's architect or construction consultants, the restoration of the Premises cannot be substantially completed within one hundred eighty (180) days after the event of damage or destruction. Tenant's election shall be made by written notice to Landlord within ten (10) days after Tenant receives from Landlord the estimate of the time needed to complete repair or restoration of the Premises. If Tenant does not deliver said notice within said ten (10) day period, Tenant may not thereafter terminate this Lease even if substantial completion of the rebuilding or restoration occurs subsequent to said one hundred eighty (180) day period, provided that Landlord is proceeding with diligence to rebuild or restore the Premises. If Tenant delivers said notice within said ten (10) day period, this Lease shall terminate as of the date of the event of damage or destruction.

14.5 DAMAGE OR DESTRUCTION NEAR END OF LEASE TERM. Notwithstanding anything to the contrary contained in this Paragraph 14, in the event the Premises are damaged or destroyed in whole or in part (regardless of the extent of damage) from any cause during the last twelve (12) months of the Lease Term, Landlord may, at Landlord's option, terminate this Lease as of the date of the event of damage or destruction by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the event of such damage or destruction. For purposes of this Paragraph 14.5, if Tenant has been granted an option to extend or renew the Lease Term pursuant to another provision of this Lease, then the damage or destruction shall be deemed to have occurred during the last twelve (12) months of the Lease Term if Tenant falls to exercise its option to extend or renew within twenty (20) days of the event of damage or destruction.

14.6 TERMINATION OF LEASE. If the Lease is terminated pursuant to this Paragraph 14, the unused balance of the Security Deposit shall be refunded to Tenant. The current Rent shall be proportionately reduced during the period following the event of damage or destruction until the date on which Tenant surrenders the Premises, based upon the extent to which the damage or destruction interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord, and the extent to which such loss is covered as an insured peril by the insurance carried by Landlord pursuant to Paragraph
7.1. All other Rentals due hereunder shall continue unaffected during such period. The proceeds of insurance carried by Tenant pursuant to Paragraph 7.2 shall be paid to Landlord and Tenant, as their interests appear.

14.7 ABATEMENT OF RENTALS. If the Premises are to be rebuilt or restored pursuant to this Paragraph 14, the then current Rent shall be proportionately reduced during the period of repair or restoration, based upon the extent to which the making of repairs interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord, and the extent to which such loss is covered as an insured peril by the insurance carried by Landlord pursuant to Paragraph 7.1. All other Rentals due hereunder shall continue unaffected.

14.8 LIABILITY FOR PERSONAL PROPERTY. In no event shall Landlord have any liability for, nor shall it be required to repair or restore, any injury or damage to any improvements, alterations or additions to the Premises made by Tenant, trade fixtures, equipment, merchandise, furniture, of any other property installed by Tenant or at the expense of Tenant. If Landlord or Tenant do not elect to terminate this Lease pursuant to this Paragraph 14, Tenant shall be obligated to promptly rebuild or restore the same to the condition existing immediately prior to the damage or destruction in accordance with the provisions of Paragraph 12.1

14.9 WAIVER OF CIVIL CODE REMEDIES. Landlord and Tenant acknowledge that the rights and obligations of the parties upon damage or destruction of the Premises are as set forth herein; therefore Tenant hereby expressly waives any rights to terminate this lease upon damage or destruction of the Premises, except as specifically provided by this Lease, including without limitation any rights pursuant to the provisions of Subdivision 2 of Section 1932 and Subdivision 4 of Section 1933 of the California Civil Code, as amended from time to time, and the provisions of any similar law hereinafter enacted, which provisions relate to the termination of the hiring of a thing upon its substantial damage or destruction.

14.10 DAMAGE OR DESTRUCTION TO THE BUILDING. The foregoing notwithstanding, in the event the Building is damaged or destroyed to the extent of more than thirty-three and one-third percent (33 1/3%) of the then replacement cost thereof, Landlord may elect to terminate this Lease, whether or not the Premises are injured.

CONDEMNATION

15.1 DEFINITION OF TERMS. For the purpose of this Lease, the term: (a) "Taking" means a taking of the Premises, Common Area, or Building or damage related to the exercise of the power of eminent domain and includes without limitation a voluntary conveyance, in lieu of court proceedings, to any agency; authority, public utility, person or corporate entity empowered to condemn property; (b) "Total Taking" means the Taking of the entire Premises or so much of the Premises, Building, Parcel or Common Area as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, that in no event shall a Taking of less than twenty percent (20%) of the Premises or fifty percent (50%) of the Building or Common Area be considered a Total Taking; (c) "Partial Taking" means the Taking of only a portion of the Premises, Building or Common Area which does not constitute a Total Taking; (d) "Date of Taking" means the date upon which title to the Premises, Building or Common Area or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (a) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

15.2 RIGHTS. The parties agree that in the event of a Taking of rights between them or in and to an Award shall be asset for them herein.

15.3 TOTAL TAKING. In the event of a Total Taking during the Lease Term: (a) the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (b) Landlord shall refund to Tenant any prepaid Rent and the unused balance of the Security Deposit; (c) Tenant shall pay Landlord any Rentals due Landlord under the Lease, prorated as of the Date of Taking; (d) to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, Tenant shall receive from the Award those portions of the Award attributable to trade fixtures of Tenant; and (a) the remainder of the Award shall be paid to and be the property of Landlord.

15.4 PARTIAL TAKING. In the event of a Partial Taking during the Lease
Term: (a) the rights of Tenant under the Lease and the lease hold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (b) from and after the Date of Taking, the Rent shall be the product obtained by multiplying the then current Rent by the quotient obtained by dividing the fair market value of the Premises immediately after
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prior to the Taking; (c) to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, Tenant shall receive from the Award those portions of the Award attributable to trade fixtures of Tenant; and (d) the remainder of the Award shall be paid to and be the property of Landlord. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a Partial Taking.

LIENS

16.1 PREMISES TO BE FREE OF LIENS. Tenant shall pay for all labor and services performed for, and all materials used by or furnished to Tenant, Tenant's agents, or any contractor employed by Tenant with respect to the Premises. Tenant shall indemnify and hold Landlord harmless from and keep the Premises, Building, Common Area and Land free from any liens, claims, demands, encumbrances, or judgments, including all costs, liabilities and attorneys' fees with respect thereto, created or suffered by reason of any labor or services performed for, or materials used by or furnished to Tenant or Tenant's agents or any contractor employed by Tenant with respect to the Premises. Landlord shall have the right, at all times, to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord and the Premises, Building, Common Area and Land, and any other party having an interest therein, from mechanics and materialmen's liens, including without limitation a notice of nonresponsibility. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

16.2 NOTICE OF LIEN; BOND. Should any claims of lien be filed against, or any action be commenced affecting the Premises, Tenant's interest in the Premises or the Building, Common Area or Land, Tenant shall give Landlord notice of such lien or action within three (3) business days after Tenant receives notice of the filing of the lien or the commencement of the action. In the event that Tenant shall not, within twenty (20) days following the date on which Tenant receives notice of the filing of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien or posting of a proper bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith, including attorney's fees and costs, shall be payable to Landlord by Tenant as Additional Rent on demand.

LANDLORD'S RIGHT OF ACCESS TO PREMISES

17   Landlord reserves and shall have the right and Tenant and Tenant's agents shall permit Landlord and Landlord's agents to enter the Premises at any reasonable time for the purpose of (i) supplying any cleaning, maintenance, repair or janitorial services to be provided by Landlord pursuant to the terms hereof; (ii) inspecting the Premises; (iii) protecting the Premises in the event of an emergency; (iv) exhibiting the Premises to prospective lenders, purchasers or tenants; (v) posting notices of non-responsibility, "for lease" and "for sale" signs; and (vi) altering, improving or repairing the Premises or any portion of the Building or Common Area. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any entry into the Premises in accordance with this Paragraph 17 or any other provision of this Lease. For each of the aforesaid purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises by Landlord as permitted by this Lease shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof nor give Tenant the right to abate the Rentals payable under this Lease.

LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

18 Except as otherwise provided herein, if Tenant shall at any time fail to make any payment or perform any other act required to be made or performed by Tenant under this Lease, Landlord may upon ten (10) days written notice to Tenant, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent that Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant as Additional Rent upon demand.

LENDER REQUIREMENTS

19.1 SUBORDINATION. This Lease, at Landlord's option, shall be subject and subordinate to the lien of any mortgages or deeds of trust (including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amount or amounts whatsoever now or hereafter placed on or against or affecting the Premises, Building or Land, or Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or beneficiary shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust, or the date of the recording thereof.

19.2 SUBORDINATION AGREEMENTS. Tenant shall execute and deliver, without charge therefor, such further instruments evidencing subordination of this Lease to the lien of any mortgages or deeds of trust affecting the Premises, Building or Land as may be required by Landlord within ten (10) days following Landlord's request therefor; provided that such mortgagee or beneficiary under such mortgage or deed of trust agrees in writing that this Lease shall not be terminated in the event of any foreclosure if Tenant is not in default under this Lease. Failure of Tenant to execute such instruments evidencing subordination of this Lease shall constitute a Default by Tenant hereunder.

19.3 APPROVAL BY LENDERS. Tenant recognizes that the provisions of this Lease may be subject to the approval of any financial institution that may make a loan secured by a new or subsequent deed of trust or mortgage affecting the Premises, Building or Land. If the financial institution should require, as a condition to such financing, any modifications of this Lease in order to protect its security interest in the Premises including without limitation, modification of the provisions relating to damage to and/or condemnation of the Premises, Tenant agrees to execute the appropriate amendments; provided, however, that no modification shall substantially change the size, location or dimension of the Premises, or increase the Rentals payable by Tenant hereunder. If Tenant refuses to execute any such amendment, Landlord may, in Landlord's discretion, terminate this Lease.

19.4 ATTORNMENT. In the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord and covering the Premises, Building or parcel, Tenant shall attorn to purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided such purchaser expressly agrees in writing to be bound by the terms of the Lease, including, but not limited to the quiet enjoyment provisions of Paragraph 39.

19.5 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

     (a) DELIVERY BY TENANT. At all times during the Lease Term, Tenant shall, within ten (10) days following request by Landlord therefor and without charge, execute, acknowledge and deliver to Landlord any and all documents, estoppel certificates, and current financial statements of Tenant requested by Landlord in connection with the sale or financing of the Premises, Building or Land or requested by a lender making a loan affecting the Premises. Landlord may require that Tenant in any estoppel certificate shall (i) certify that this Lease is unmodified, in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and has not been assigned, (ii) certify the date to which Rentals are paid in advance, if any, (iii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, (iv) evidence the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage affecting the Premises or a purchaser of the Premises, Building or Land from Landlord, (v) warrant that in the event any beneficiary of any security instrument encumbering the Premises, Building or Land forecloses on the security instrument or sells the Premises, Building or Land pursuant to any power of sale contained in such security instrument, such beneficiary shall not be liable for the Security Deposit, (vi) certify the date Tenant entered into occupancy of the Premises and that Tenant is open and conducting business at the Premises, (vii) certify that all improvements which were to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (viii) certify such other matters relating to this Lease and/or the Premises as may be requested by a lender making a loan to Landlord or a purchaser


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     of the Premises, Building or Land from Landlord. Any such estoppel certificate may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises, Building or Land. Any financial statements of Tenant shall include an opinion of a certified public accountant (if available) and a balance sheet and profit and loss statement for the most recent fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied.

     (b) NONDELIVERY BY TENANT. Tenant's failure to deliver an estoppel certificate as requited pursuant to Paragraph 19.5(a) above shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord and has not been assigned, (ii) there are now no uncured defaults in Landlord's performance, (iii) no Rentals have been paid in advance except those that are set forth in this Lease, (iv) no beneficiary of any security instrument encumbering the Premises, Building or Land shall be liable for the Security Deposit in the event of a foreclosure or sale under such security instrument, (v) the improvements which were to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (vi) Tenant has entered into occupancy of the Premises on such date as may be represented by Landlord and is open and conducting business at the Premises. Tenant's failure to deliver any financial statements, estoppel certificates or other documents as required pursuant to Paragraph 19.5(a) above shall be a Default by Tenant.

HOLDING OVER

20 This Lease shall terminate without further notice at the expiration of the Lease Term. It is the desire of Landlord either to enter into a new lease with Tenant prior to the termination hereof, or to have Tenant vacate the Premises upon expiration of the Lease Term pursuant to Paragraph 34 below. Therefore, any holding over by Tenant after Lease Termination shall not constitute a renewal or extension of the Lease Term, nor give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after Lease Termination with the consent of Landlord, shall be construed to be a tenancy from month to month, at 200% of the monthly Rent for the month preceding Lease Termination in addition to all Additional Rent payable hereun-der, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after Lease Termination without Landlord's consent, Tenant shall indemnify Landlord against any loss or liability resulting from Tenant's failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based upon delay in the availability of the Premises.

NOTICES

21 Any notice required or desired to be given under this Lease shall be in writing, and all notices shall be given by personal delivery or mailing. All notices personally given to Tenant may be delivered to any person apparently in charge at the Premises, to any corporate officer or agent of Tenant if Tenant is a corporation, or to any one signatory party if more than one party signs this Lease on behalf of Tenant. Any notice so given shall be binding upon all signatory parties as if served upon each such party personally. Any notice given pursuant to this Paragraph 21 shall be deemed to have been given when personally delivered, or if mailed, when seventy-two hours have elapsed from the time when such notice was deposited in the United States mail, certified or registered mail and postage prepaid, addressed to the party at the last address given for purposes of notice pursuant to the provisions of this Paragraph 21. At the date of execution of this Lease, the addresses of Landlord and Tenant are set forth in Paragraph 1.12 above.

ATTORNEYS' FEES

22 In the event either party hereto shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rentals, to enforce an indemnity obligation, to terminate the tenancy of the Premises, or to enforce, protect, interpret, or establish any term, condition, or covenant of this Lease or right to remedy of either party, the prevailing party shall be entitled to recover, as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury.

ASSIGNMENT, SUBLETTING AND HYPOTHECATION

23.1 IN GENERAL. Tenant shall not voluntarily sell, assign or transfer all or any part of Tenant's interest in this Lease or in the Premises or any part thereof, sublease all or any part of the Premises, or permit all or any part of the Premises to be used by any person or entity other than Tenant or Tenant's employees, except as specifically provided in this Paragraph 23.

23.2 VOLUNTARY ASSIGNMENT AND SUBLETTING

     (a) NOTICE TO LANDLORD. Tenant shall, by written notice, advise Landlord of Tenant's desire on a stated date (which date shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's notice) to assign this Lease or to sublet all or any part of the Premises for any part of the Lease Term. Said notice shall state that the notice constitutes an offer to terminate the Lease or Tenant's interest in the portion of the Premises specified pursuant to Paragraph 23.2(b) if the notice applies to a proposed assignment of the Lease or Tenant's interest therein, a proposed sublease of all or any part of the Premises for more than fifty percent (50%) of the remainder of the Lease Term, or a proposed sublease of more than fifty percent (50%) of the Premises for any period. Tenant's notice shall state the name, legal composition and address of the proposed assignee or subtenant, and Tenant shall provide the following information to Landlord with said notice: a true and complete copy of the proposed assignment agreement or sublease; an audited financial statement of the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles within one year prior to the proposed effective date of the assignment or sublease; the nature of the proposed assignee's or subtenant's business to be carried on in the Premises; the payments to be made or other consideration to be given on account of the assignment or sublease; a current financial statement of Tenant; and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed assignment or sublease and the prospective assignee or subtenant. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this Paragraph 23.2(a). Tenant shall immediately notify Landlord of any modification to the proposed terms of such assignment or sublease. Tenant may withdraw its notice at any time prior to exercise by Landlord of Landlord's right to terminate as described in Paragraph 23.2(b).

     (b) OFFER TO TERMINATE. If Tenant notifies Landlord of its desire to assign this Lease or any interest herein, to sublet all or any part of the Premises for more than fifty percent (50%) of the remainder of the Lease Term, or to sublet more than fifty percent (50%) of the Premises for any period, Tenant's notice shall constitute an offer to terminate this Lease or Tenant's interest in the portion of the Premises specified and Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate the Lease (i) entirely, in the event of a proposed assignment or a sublease of the entire Premises for the remainder of the Lease Term, (ii) as to the portion of the Premises which is the subject of a proposed sublease for more than fifty percent (50%) of the remainder of the Lease Term, or (iii) as to the portion of the Premises which is the subject of a proposed sublease of more than fifty percent (50%) of the Premises for any period, as specified in Tenant's notice. For purposes of this Paragraph 23.2(b), the term of a proposed sublease shall include all options to extend or renew, and a proposed sublease shall be deemed to be for the remainder of the Lease Term if the term of the proposed sublease will expire within one year of the end of the Lease Term. If Tenant's notice specifies all of the Premises and Landlord elects to terminate, this Lease shall terminate on the date stated in the notice given by Tenant pursuant to Paragraph 23.2(a), subject to any obligations which have accrued and are unfulfilled as of such date. If Tenant's notice specifies less than all of the Premises and Landlord elects to terminate, this Lease shall terminate on the date stated with respect to that portion of the Premises, and Rent and Tenant's percentage share of excess Direct Costs shall be adjusted, based upon the number of net leasable square feet retained by Tenant after the termination as compared to the total number of net leasable square feet in the entire Premises excluding any areas of the Premises designated in the proposed sublease for ingress and egress and common areas, if any. The Lease as so amended shall continue thereafter in full force and effect. Landlord and Tenant shall execute an amendment to this Lease specifying the new Premises, the adjusted Rent, and Tenant's adjusted percentage share of excess Direct Costs; provided, however, that failure by either party to execute such an amendment shall not affect the validity of this Lease.

     (c) LANDLORD'S CONSENT If Landlord does not exercise its right to terminate pursuant to Paragraph 23.2(b) within thirty (30) days after receipt of Tenant's notice or if a proposed sublease is not subject to the provisions of Paragraph 23.2(b), Landlord shall not unreasonably withhold its consent to the proposed assignment or sublease, on the terms and conditions specified in said notice. If Tenant's notice fails to state that it constitutes an offer to terminate the Lease as may be required pursuant to Paragraph 23.2(a), such notice shall be deemed insufficient for the purposes of this Paragraph 23.2, and Landlord may withhold its consent to the proposed assignment or subletting in Landlord's absolute discretion. Without otherwise limiting the criteria upon which


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     Landlord may withhold its consent to any proposed assignment or sublease, if Landlord withholds its consent where Tenant is in default at the time of the giving of Tenant's notice or at any time thereafter, or where the net worth of the proposed assignee or subtenant (according to generally accepted accounting principles) is less than the greater of (i) the net worth of Tenant immediately prior to the assignment or sublease
     (ii) or the net worth of Tenant at the time this Lease is executed, such withholding of consent shall be presumptively reasonable. Any and all rent paid by an assignee or subtenant, including but not limited to, any rent in excess of the Rentals to be paid under this Lease (prorated in the event of a sublease of less than the entire Premises), shall be paid directly to Landlord, as Additional Rent, at the time and place specified in this Lease. For the purposes of this Paragraph 23, the term "rent" shall include any consideration of any kind received, or to be received, by Tenant from an assignee or subtenant, if such sums are related to Tenant's interest in this Lease or in the Premises, including, but not limited to, key money, bonus money, and payments (in excess of the fair market value thereof) for Tenant's assets, fixtures, trade fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of Tenant. Any assignment or subletting without Landlord's consent shall be voidable at Landlord's option, and shall constitute a Default by Tenant. Landlord's consent or inaction with respect to any one assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 23 as to any subsequent assignment or sublease nor a consent to any subsequent assignment or sublease. in any event, Landlord's consent to an assignment or sublease shall not release Tenant from Tenant's obligations under this Lease, and Tenant shall remain jointly and severally liable with the assignee or subtenant.

     (d) ASSUMPTION OF OBLIGATIONS. In the event Landlord consents to any assignment, such consent shall be conditioned upon the assignee expressly assuming and agreeing to be bound by each of Tenant's covenants, agreements, and obligations contained in this Lease, pursuant to a written assignment and assumption agreement in a form approved by Landlord. Landlord's consent to any assignment or sublease shall be evidenced by Landlord's signature on said assignment and assumption agreement or on said sublease or by a separate written consent. In the event Landlord consents to a proposed assignment or sublease, such assignment or sublease shall be valid and the assignee or subtenant shall have the right to take possession of the Premises only if an executed original of the assignment or sublease is delivered to Landlord, and such document contains the same terms and conditions as stated in Tenant's notice to Landlord given pursuant to Paragraph 23.2(a) above, except for any such modifications to which Landlord has consented in writing.

23.3 COLLECTION OF RENT. Tenant hereby irrevocably gives to and confers upon Landlord, as security for Tenant's obligations under this Lease, the right, power and authority to collect all rents from any assignee or subtenant of all or any part of the Premises as permitted by this Paragraph 23, or otherwise, and Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; provided, however, that until the occurrence of any Default by Tenant or except as provided by the provisions of Paragraph 23.2(c) above, Tenant shall have the right to collect such rent. Upon the occurrence of any Default by Tenant, Landlord may at any time without notice in Landlord's own name sue for or otherwise collect such rent, including rent past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, toward Tenant's obligations under this Lease. Landlord's collection of such rents shall not constitute an acceptance by Landlord of attornment by such subtenants. in the event of a Default by Tenant, Landlord shall have all rights provided by this Lease and by law, and Landlord may, upon re-entry and taking possession of the Premises, eject all parties in possession or eject some and not others, or eject none, as Landlord shall determine in Landlord's sole discretion.

23.4 NO BONUS VALUE. It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value, nor to serve as a vehicle whereby Tenant may profit by a future assignment or sublease of this Lease or the right to use or occupy the Promises as a result of any favorable terms contained herein or any future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord.

23.5 CORPORATIONS AND PARTNERSHiPS. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning fifty percent (50%) or more of the partnership, any assignment(s) of fifty percent (50%) or more (cumulatively) of any interest in, the capital or profits of the partnership, or the dissolution of the partnership shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, any sale or transfer (or cumulative sales or transfers) of the capital stock of Tenant in excess of fifty percent (50%), or any sale (or cumulative sales) of all of the assets of Tenant shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. Any such withdrawal or substitution of partners or assignment of any interest in or dissolution of a partnership tenant, and any such sale of stock or assets of a corporate tenant without the prior written consent of Landlord shall be a Default by Tenant hereunder. The foregoing notwithstanding, the sale or transfer of any or all of the capital stock of a corporation, the capital stock of which is publicly traded at the time of such sale or transfer, shall not be deemed an assignment of this Lease.

23.6 REASONABLE PROVISIONS. Tenant expressly agrees that the provisions of this Paragraph 23 are not unreasonable standards or conditions for purposes of
Section 1951.4(b)(2) of the California Civil Code, as amended from time to time.

23.7 ATTORNEY'S FEES AND COSTS. Tenant shall pay, as Additional Rent, Landlord's actual costs and attorney's fees for reviewing, investigating, processing and/or documenting any requested assignment or sublease, whether or not Landlord's consent is granted.

23.8 INVOLUNTARY TRANSFER. No interest of Tenant in this Lease shall be assignable by operation of law, including, without limitation, the transfer of this Lease by testacy or intestacy, Each of the following acts shall be considered an involuntary assignment:

     (a) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or a proceeding under the Bankruptcy Act is instituted in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

     (b) Levy of a writ of attachment or execution on this Lease;

     (c) Appointment of a receiver with authority to take possession of the Premises in any proceeding or action to which Tenant is a party; or

     (d) Foreclosure of any lien affecting Tenant's interest in the Premises, which lien was not consented to by Landlord pursuant to Paragraph 23.9.

An involuntary assignment shall constitute a Default by Tenant and Landlord shall have the right to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. In the event the Lease is not terminated, the provisions of Paragraph 23.2(c) regarding rents paid by an assignee or subtenant and Paragraph 23.4 shall apply. If a writ of attachment or execution is levied on this Lease, or if any involuntary proceeding in bankruptcy is brought against Tenant or a receiver is appointed, Tenant shall have thirty
(30) days in which to cause the attachment or execution to be removed, the involuntary proceeding dismissed, or the receiver removed.

23.9 HYPOTHECATION Tenant shall not hypothecate, mortgage or encumber Tenant's interest in this Lease or in the Premises or otherwise use this Lease as a security device in any manner without the consent of Landlord, which consent Landlord may withhold in its absolute discretion. Consent by Landlord to any such hypothecation or creation of a lien or mortgage shall not constitute consent to an assignment or other transfer of this Lease following foreclosure of any permitted lien or mortgage.

23.10 BINDING ON SUCCESSORS. The provisions of this Paragraph 23 expressly apply to all heirs, successors, sublessees, assignees and transferees of Tenant.


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SUCCESSORS

24 Subject to the provisions of Paragraph 23 above and Paragraph 29.2(a) below, the covenants, conditions, and agreements contained in this Lease shall be binding on the parties hereto and to their respective heirs, successors and assigns.

LANDLORD DEFAULT; MORTGAGEE PROTECTION

25 Landlord shall not be in default under this Lease unless Tenant shall have given Landlord written notice of the breach and, within thirty (30) days after notice, Landlord has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty (30) days, has not commenced diligently to prosecute the cure to completion. Any money judgment obtained by Tenant based upon Landlord's breach of this Lease shall be satisfied only out of the proceeds of the sale or disposition of Landlord's interest in the Premises (whether by Landlord or by execution of judgment). In the event of any default on the part of Landlord under this Lease, Tenant shall give notice by registered mail to any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises, Building and/or Land whose address shall have been furnished to it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

EXHIBITS

26 All exhibits to this Lease shall be deemed to be incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed to be a part of this Lease as though set forth in full in the body of the Lease. In the event of any conflict between the terms of any exhibit and the terms of any of the terms and conditions of the Lease, the terms and conditions of this Lease shall control.

SURRENDER OF LEASE NOT MERGER

The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

WAIVER

28 The waiver by Landlord of any breach of any term, covenant or condition herein contained (or the acceptance by Landlord of any performance by Tenant after the time the same shall become due) shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof or of any other term, covenant or condition herein contained, unless otherwise expressly agreed to by Landlord in writing. The acceptance by Landlord of any sum less than that which is required to be paid by Tenant shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Landlord, in Landlord's absolute discretion, if Tenant does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in any letter of transmittal. The acceptance by Landlord of any sum tendered by a purported assignee or transferee of Tenant shall not be deemed a consent by Landlord to any assignment or transfer of Tenant's interest herein. No custom or practice which may arise between the parties hereto in the administration of the terms of this Lease shall be construed as a waiver or diminution of Landlord's right to demand performance by Tenant in strict accordance with the terms of this Lease.

GENERAL

29.1 CAPTIONS AND HEADINGS. The captions and paragraph headings used in this Lease are for convenience of reference only. They shall not be construed to limit or extend the meaning of any part of this Lease, and shall not be deemed relevant in resolving any question of interpretation or construction of any paragraph of this Lease.

29.2 DEFINITIONS.

     (a) LANDLORD. The term Landlord as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title to the Premises. in the event of any transfer(s) of such interest, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of such transfer, it being intended the covenants and obligations contained in this Lease on the part of Landlord, shall be binding on Landlord and its successors and assigns only during and in respect of their respective period of ownership of the fee; provided that any funds in the possession of Landlord or the then grantor and as to which Tenant has an interest, less any deductions permitted by law or this Lease, shall be turned over to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the provisions of this Paragraph 29.2(a), be binding upon each Landlord and such Landlord's heirs, personal representatives, successors and assigns only during its respective period of ownership. Except as provided in this Paragraph 29.2(a), this Lease shall not be affected by any transfer of Landlord's interest in the Premises, and Tenant shall attorn to any transferee of Landlord provided that all of Landlord's obligations hereunder are assumed in writing by such transferee.

     (b) AGENTS. For purposes of this Lease and without otherwise affecting the definition of the word "agent" or the meaning of an "agency", the term "agents" shall be deemed to include the agents, employees, officers, directors, servants, invitees, contractors, successors, representatives, subcontractors, guests, customers, suppliers, partners, affiliated companies, and any other person or entity related in any way to the respective party, Tenant or Landlord.

     (c) INTERPRETATION OF TERMS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter

29.3 COPIES. Any executed copy of this Lease shall be deemed an original for all purposes.

29.4 TIME OF ESSENCE. time is of the essence as to each and every provision of this Lease requiring performance within a specified time, except as to the conditions relating to the delivery of possession of the Premises to Tenant.

29.5 SEVERABILITY. in case any one or more of the provisions of this Lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. However if Tenant's obligation to pay the Rentals is determined to be invalid or unenforceable, this Lease at the option of Landlord shall terminate.

29.6 GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California.

29.7 JOINT AND SEVERAL LIABILITY. if the Tenant is more than one person or entity, each person or entity shall be jointly and severally liable for the obligations of Tenant hereunder. if Tenant is a husband and wife, the obligations hereunder shall extend to their sole and separate property as well as community property.

29.8 CONSTRUCTION OF LEASE PROVISIONS. Although printed provisions of this Lease were prepared by Landlord, this Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language to reach a fair and equitable result.

29.9 CONDITIONS. All agreements by Tenant contained in this Lease, whether expressed as covenants or conditions, shall be construed to be both covenants and conditions, conferring upon Landlord, in the event of a breach thereof, the right to terminate this Lease.

29.10 TENANTS FINANCIAL STATEMENTS. Tenant hereby warrants that all financial statements delivered by Tenant to Landlord are true, correct, and complete, and prepared in accordance with generally accepted accounting principles. Tenant acknowledges and agrees that Landlord is relying on such financial statements in accepting this Lease, and that a breach of Tenant's warranty as to such financial statements shall constitute a Default by Tenant.

29.11 WITHHOLDING OF LANDLORD'S CONSENT. Notwithstanding any other provision of this Lease, where Tenant is required to obtain the consent (whether written or oral) of Landlord to do any act, or to refrain from the performance of any act, Tenant agrees that if Tenant is in default with respect to any term, condition, covenant or provision of this Lease, then Landlord shall be deemed to have acted reasonably in withholding its consent if said consent is, in fact, withheld.


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SIGNS; DIRECTORY

30   SIGNS; DIRECTORY.

     (a) SIGNS. Tenant shall not place or permit to be placed any sign or decoration on the Land or the exterior of the Building or that would be visible from the exterior of the Building or Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In no event shall any such sign revolve, rotate, move or create the illusion of revolving, rotating or moving or be internally illuminated and there shall be no exterior spotlighting or other illumination on any such sign. Tenant, upon written notice by Landlord, shall immediately remove any of Tenant's signs or decorations that are visible from the exterior of the Building or Premises or that Tenant has placed or permitted to be placed on the Land or the exterior of the Building without the prior written consent of Landlord. If Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter the Premises and remove such sign or decoration and Tenant shall pay Landlord, as Additional Rent upon demand, the cost of such removal. All signs placed on the Promises, Building or Land by Tenant shall comply with all recorded documents affecting the Premises, including but not limited to any Declaration of Conditions, Covenants and Restrictions; the sign criteria attached hereto as Exhibit "E" if applicable (as the same may be amended from time to time); and applicable statutes, ordinances, rules and regulations of governmental agencies having jurisdiction thereof. At Landlord's option, Tenant shall at Lease Termination remove any sign which it has placed on the Premises, Land or the Building, and shall, at its sole cost, repair any damage caused by the installation or removal of such sign.

     (b) BUILDING DIRECTORY Tenant shall be named in the Building directory at no cost to Tenant. Additional names may be placed in or removed from the directory at the discretion of Landlord but at the sole expense of Tenant.

LANDLORD AS PARTY DEFENDANT

31   If, by reason of any act or omission by Tenant or Tenant's agents, Landlord is made a party defendant concerning this Lease, the Premises, or the Building, Tenant shall indemnify Landlord against all liability incurred by (or threatened against) Landlord as a party defendant, including all damages, costs and attorneys' fees.

LANDLORD NOT A TRUSTEE

32   Landlord shall not be deemed to be a trustee of any funds paid to Landlord by Tenant (or held by Landlord for Tenant) pursuant to this Lease, including without limitation the Security Deposit. Landlord shall not be required to keep any such funds separate from Landlord's general funds or segregated from any funds paid to Landlord by (or held by Landlord for) other tenants of the Building. Any funds hold by Landlord pursuant to this Lease shall not bear interest.

INTEREST

33   Any payment due from Tenant to Landlord, except for Rent received by
Landlord within thirty (30) days after the same is due, shall bear interest from the date due until paid, at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in the collection of such amounts.

SURRENDER OF PREMISES

34   On the last day of the Lease Term or upon the sooner termination of this
Lease, Tenant shall, to the reasonable satisfaction of Landlord, surrender the Premises to Landlord in good condition (reasonable wear and tear excepted) with all originally painted interior walls washed, or re-painted if marked or damaged and other interior walls cleaned and repaired or replaced, all carpets cleaned and in good condition, and all floors cleaned and waxed. Tenant shall remove all Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Furthermore, Tenant shall immediately repair all damage to the Premises, Building and Common Area caused by any such removal. If the Premises are not so surrendered at Lease Termination, Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

RIGHTS RESERVED BY LANDLORD

35   Landlord shall have the exclusive right in its sole discretion, without abatement of Rentals and without limiting Landlord's other rights under this Lease, to:

     (a) Designate the name, address, or other designation of the Building, without notice or liability to Tenant, and Tenant shall not use any name, picture, or representation of the Building in connection with Tenant's business except as Tenant's address;

     (b) Effect any other tenancies in the Building, or the Project, and grant anyone the exclusive right to conduct any particular business or enterprise in the Building, or the Project, provided Tenant is not thereby prevented from conducting its business or enterprise on the Premises as conducted by Tenant as of the Commencement Date;

     (c) Have access through the Premises, and take through the Premises all material required for any work permitted by this Lease;

     (d) Close entrances, doors, corridors, elevators, escalators or other Building facilities or temporarily abate their operation;

     (e) Change or revise the business hours of the Building; or

     (f) Expand, suspend, close, eliminate, adjust, or replace any portion of the Building or Common Area or any services within the Building or Common Area.

OBSERVANCE OF RULES AND REGULATIONS

36   Tenant and Tenant's agents shall observe the Rules and Regulations attached hereto as Exhibit "F" ("Rules and Regulations"). Any failure by Tenant or Tenant's agents to observe and comply with the Rules and Regulations shall be a Default by Tenant. If there is a conflict between the Rules and Regulations and any provisions of this Lease, the provisions of this Lease shall control. The Rules and Regulations may be amended with or without advance notice from time to time, and all such amendments shall be effective as to Tenant and binding on Tenant and Tenant's agents upon delivery of notice thereof to Tenant. Tenant agrees to observe and comply with the Rules and Regulations, and to enforce the Rules and Regulations upon Tenant's agents. Any failure by Tenant or Tenant's agents to observe and comply with the Rules and Regulations shall be a Default by Tenant. Landlord shall not be responsible for the non-performance of the Rules and Regulations by any tenants or occupants of the Building, nor shall Landlord be liable to any one tenant by reason of the non-compliance with or violation of the Rules and Regulations by any other tenant.

BUILDING PLANS

37   Tenant acknowledges that any plan of the Building or Common Area which may have been displayed or furnished to Tenant or which may be a part of Exhibit "A" or Exhibit "B" is tentative; Landlord may change the shape, size, location, number, and extent of the improvements shown on any such plan and eliminate or add any improvements to the Building and/or Common Area, in Landlord's sole discretion.

RELOCATION OF TENANT

38   Landlord shall have the absolute right to relocate the Promises within the
Project before the Commencement Date and during the Lease Term provided:

     (a) Landlord gives Tenant no less than sixty (60) days prior written notice;

     (b) The new premises are substantially similar in area and the interior improvements are substantially similar to those shown on Exhibit C;

     (c) Tenant shall incur no cost or expense in connection with the relocation; and

     (d) The Rentals shall be at the same rate per square foot.

If the relocation is accomplished during the Lease Term, Landlord shall remove and place Tenant in the new premises at Landlord's sole cost. If relocation occurs, this Lease shall remain in full force and effect, and the new premises shall become the "Premises".


/s/
INITIALS

QUIET ENJOYMENT

39   Landlord covenants and agrees with Tenant that upon Tenant paying Rentals due under this Lease and performing its covenants and conditions hereunder, Tenant shall and may peaceably and quietly have, hold and enjoy the Promises for the Lease Term, subject, however, to the terms of this Lease and of any of the ground or underlying leases, mortgages or deeds of trust affecting the Premises and the rights reserved by Landlord hereunder. Any purchaser upon any foreclosure or exercise of the power of sale under any mortgage or deed of trust made by Landlord and covering the Premises, Building or Land to whom Tenant attorns pursuant to Paragraph 19.4 above shall be bound by the terms of this Paragraph 39.

ENTIRE AGREEMENT

40   Any agreements, warranties, or representations not expressly Contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease supersedes and cancels any and all agreements, negotiations, arrangements, brochures and understandings, whether written or oral, between Landlord and its agents and Tenant and its agents with respect to the Premises, Building, Land or this Lease. This Lease constitutes the entire agreement between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until and unless set forth in a written instrument signed by both Landlord and Tenant.

LABOR DISPUTES

41   In the event Tenant shall in any manner be involved in or be the object of a labor dispute which subjects the Premises or any part of the Building, Common Area or Land to any picketing, work stoppage, or other concerted activity which in the reasonable opinion of Landlord is in any manner detrimental to the operation of the Building or its tenants, Landlord shall have the right to require Tenant, at Tenant's own expense and within a reasonable period of time, to use Tenant's best efforts to either resolve such labor dispute or terminate or control any such picketing, work stoppage or other concerted activity to the extent necessary to eliminate any interference with the operation of the Building. To the extent such labor dispute interferes with the performance of Landlord's duties hereunder, Landlord shall be excused from the performance of such duties. Failure by Tenant to use its best efforts to so resolve such dispute or terminate or control such picketing, work stoppage, or other concerted activity within a reasonable period of time shall constitute a Default by Tenant hereunder. Nothing contained in this Paragraph 41 shall be construed as placing Landlord in an employer-employee relationship with any of Tenant's employees or with any other employees who may be involved in such labor dispute.

SUBMISSION OF LEASE

42   Submission of this instrument for Tenant's examination or execution does not constitute a reservation of space nor an option to lease. This instrument shall not be effective until executed by both Landlord and Tenant. Execution of this Lease by Tenant shall constitute an offer by Tenant to lease the Premises, which offer shall be deemed accepted by Landlord when this Lease is executed by Landlord and delivered to Tenant.

NO PARTNERSHIP OR JOINT VENTURE

43   Nothing in this Lease shall be construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

AUTHORITY

44   The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively. If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation or on behalf of said partnership in accordance with the partnership agreement of such partnership, as the case may be, and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, upon execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease. in the event Tenant should fail to deliver such resolution to Landlord upon execution of this Lease, Landlord shall not be deemed to have waived its right to require delivery of such resolution, and at any time during the Lease Term Landlord may request Tenant to deliver the same, and Tenant agrees it shall thereafter promptly deliver such resolution to Landlord. if Tenant is a corporation, Tenant hereby represents, warrants, and covenants that:

     (a) Tenant is a valid and existing corporation;

     (b) Tenant is qualified to do business in California;

     (c) All fees and all franchise and corporate taxes are paid to date, and will be paid when due;

     (d) All required forms and reports will be filed when due; and

     (e) The signers of this Lease are properly authorized to execute this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the respective dates shown below.


         LANDLORD:

         El Dorado Holding Company

         By  /s/ JIMMY YANG
           -----------------------------------
             Jimmy Yang, Property Manager

         By
           -----------------------------------
         Dated: 6/27/97
               -------------------------------


         TENANT:

         Voice Plus, Inc., a California corporation

         By  /s/ JAMES S. GILLESPIE
           -----------------------------------
             James S. Gillespie

         By President
           -----------------------------------
         Dated: June 23, 1997
               -------------------------------

ADDENDUM TO THAT CERTAIN LEASE AGREEMENT DATED JUNE 9,1997 BY AND BETWEEN VOICE PLUS, INC., A CALIFORNIA CORPORATION, AS TENANT, AND EL DORADO HOLDING COMPANY, INC., A CALIFORNIA LIMITED PARTNERSHIP, AS LANDLORD, FOR CERTAIN PREMISES LOCATED AT 39420 LIBERTY STREET, FREMONT, CALIFORNIA.



45. TENANT IMPROVEMENTS: Landlord to contribute $36,095.00 toward the tenant improvements ($5.00 per usable square foot x 7,219 usable square feet) and Tenant to contribute the remaining portion should additional tenant improvement dollars be required. Tenant to pay to the Landlord their share of the cost of the improvements immediately upon completion of the improvements. Landlord's tenant improvement contribution will only be applied toward the improvements.

46. OPTION TO EXTEND: In consideration for Tenant never having been in default under this Lease, Landlord hereby grants to tenant one (1) three (3) year option to extend the term of this Lease on the following terms and conditions:

     (i) Tenant must give Landlord notice in writing of its exercise of the option to extend the Lease Term no earlier than nine (9) months nor later than six (6) months before the date of the Lease Terms would end but for said exercise. Time is of the essence.

     (ii) Tenant may not extend the Lease Term pursuant to the options granted by this Paragraph 46 if Tenant has been in default in the performance of any of the terms and conditions of this lease at any time prior to the date of Tenant's notice of exercise of these options, or if Tenant shall have assigned or otherwise transferred its interest in this Lease and/or the Premises whether or not Landlord's consent to such assignment or transfer has been given. If Tenant is in default under this Lease on the date that the extended term is to commence, then Landlord may elect to terminate this Lease, notwithstanding any notice given by Tenant of an exercise of its options to extend.

     (iii) All terms and conditions of this Lease apply during the extended term, except for this Paragraph 46 and except that the Base Rent for the extended term, shall be determined in accordance with Paragraph (v) below.

     (iv) Once Tenant delivers notice of its exercise of an option to extend the Lease Term, Tenant may not withdraw such exercise and, subject to the provisions of this Paragraph such notice shall operate to extend the Lease Term. Upon an extension of the Lease Term pursuant to this Paragraph, the term "Lease Term" as used in this Lease shall thereafter include the extended term and the Lease Termination date shall be the expiration date of the extended term.

     (v) If Tenant elects to extend the Lease Term pursuant to this Paragraph 46, the annual rate for each extended term shall be an amount equal to the fair market rental value of the Premises is relating to the market conditions at the time of the extension (including, but not limited to, rental rates for comparable space with comparable tenant improvements and taking into consideration any adjustments to rent based upon direct costs (operating expenses) and taxes, load factors, financing charges, and/or costs of living or other rental adjustments; the relative strength of the tenants; the size of the space; and any other factors which affect market rental values at the time of extension); and provided further, that the rent for each extended term shall in no event be lower then the Rent for the month immediately preceding the extended term. The Rent for the first Lease Year of the extended term shall be determined as follows:

ADDENDUM TO THAT CERTAIN LEASE AGREEMENT DATED 9,1997 BY AND BETWEEN VOICE PLUS, INC., A CALIFORNIA CORPORATION, AS TENANT, AND EL DORADO HOLDING COMPANY, INC., A CALIFORNIA LIMITED PARTNERSHIP, AS LANDLORD, FOR CERTAIN PREMISES LOCATED AT 39420 LIBERTY STREET, FREMONT, CALIFORNIA.


     (vi) After timely receipt by Landlord of Tenant's notice of exercise of an option to extend the Lease Term, Landlord and Tenant shall have a period of thirty (30) days in which to agree on the Rent for the extended term. If Landlord and Tenant agree on said Rent during that period, they shall immediately execute an Amendment to this lease stating the Rent of the extended term. If Landlord and Tenant are unable to agree on the Rent for the extended term as aforesaid, the provisions of Paragraph 46 (vii) below shall apply.

     (vii) Within five (5) days after the expiration of the thirty (30) day period described in Paragraph 46 (vi) above, each party, at its costs and by giving notice to the other party, shall appoint an M.A.I. real estate appraiser, with at least five (5) years' full time commercial appraisal experience in the area in which the premises are located, to appraise and shall set the fair market rental value of the premises. If a party does not appoint an appraiser within five (5) days after the other party has, given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the fair market rental value. The cost of such sole appraiser shall be borne equally by the parties. If two appraisers are appointed by the parties as provided in this Paragraph, the two appraisers shall meet promptly and attempt to set the fair market rental value. If they are unable to agree within twenty (20) days after the appraiser has been appointed, then the two appraisers shall attempt to select a third appraiser meeting the qualifications stated in this Paragraph within ten (10) days after the last day the two appraisers are given to set the fair market rental value. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten
     (10) days' notice to the other party, may apply to the presiding judge of the Superior Court of Santa Clara County for a selection of a third appraiser who meets the qualifications stated above. Each of the parties shall bear one half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third appraiser, the majority of the appraisers shall set the fair market rental value. If the majority of the appraisers are unable to set the fair market rental value within said twenty (20) day period, the three appraisals shall be added together and the total divided by three; the resulting quotient shall be the fair market value and shall be deemed incorporated herein; provided, however, that if any appraisal differs from the median appraisal shall be disregarded, and the average of the remaining appraisals (or the remaining appraisal) shall be the fair market rental value. In establishing the fair market value, the appraisal or appraisers shall consider the reasonable market rental value for the highest and best use of the Premises (including, but not limited to, rental rates for comparable space with comparable tenant improvements and any adjustments to rent based upon direct costs [operating expenses] and taxes, load factors, financing charges, and/or cost of living or other rental adjustments; the relative strength of the Tenants; and of size of the space); without regard to the existence of this Lease but taking into consideration the future adjustments to Rent pursuant to Paragraph 1.8 RENT.

47. (d) Normal electrical and water to be delivered to the suite 24 hours per day. HVAC to run during standard building hours.

ADDENDUM TO THAT CERTAIN LEASE AGREEMENT DATED JUNE 9,1997 BY AND BETWEEN VOICE PLUS, INC., A CALIFORNIA CORPORATION, AS TENANT, AND EL DORADO HOLDING COMPANY, INC., A CALIFORNIA LIMITED PARTNERSHIP, AS LANDLORD, FOR CERTAIN PREMISES LOCATED AT 39420 LIBERTY STREET, FREMONT, CALIFORNIA.





48. Should the parking area be reduced by a governmental regulation or condemnation, Tenant's parking will be reduced by their pro rata share of the building.




LANDLORD:

EL DORADO HOLDING COMPANY
a California liniited partnership

By /s/ JIMMY YANG
  -----------------------------------

By Jimmy Yang 6/27/97
  -----------------------------------

Its Property Manager
   ----------------------------------


TENANT:

VOICE PLUS, INC.,
a California corporation

By /s/ JAMES S. GILLESPIE
  -----------------------------------
      James S. Gillespie

Its President
   ----------------------------------
Date: June 23, 1997
   ----------------------------------

DISCLOSURES AND ACKNOWLEDGMENT

Addendum to Leasing Listing Agreement/Real Estate Lease Agreement/Proposal to lease

CB COMMERCIAL REAL ESTATE GROUP, INC.
BROKERAGE AND MANAGEMENT
LICENSED REAL ESTATE BROKER

                                                         Date: January 21, 1997

LESSOR El Dorado Holding Company
--------------------------------------------------------------------------------
LESSEE Voice Plus, Inc.
--------------------------------------------------------------------------------
PROPERTY 39420 Liberty Street, Suite 250, Fremont, CA
--------------------------------------------------------------------------------
                          Street Address, City, State

Also known as: 39420 Liberty Street
--------------------------------------------------------------------------------



I. NOTIFICATION RE: NATIONAL FLOOD INSURANCE PROGRAM (CBC Form 5230)

According to Flood Map Panel 6528 0030 B [specify source], this property [ ] is
- [X] is not located in a Special Flood Hazard Area on United States Department of Housing and Urban Development (HUD) "Special Flood Zone Area Maps." Federal law requires that as a condition of obtaining federally related financing on most properties located in "flood zones," banks, savings and loan associations, and some insurance lenders require flood insurance to be carried where the property, real or personal, is security for a loan. This requirement is mandated by the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973. The purpose of the program is to provide flood insurance to property owners at a reasonable cost. Cities or counties participating in the National Flood Insurance Program may have adopted building or zoning restrictions, or other measures, as part of their participation in the program. You should contact the city or county in which the property is located to determine any such restrictions. The extant of coverage available in your area and the cost of this coverage may vary, and for further information, you should consult your lender or insurance carrier. Lessee shall be solely responsible for confirming the above stated Special Flood Hazard Area designation, and for investigation of the impact of such designation on Lessee's intended use of the Property. Flood Zone Designation: Zone_______.

II. ALQUIST-PRIOLO NOTIFICATION: ALQUIST-PRIOLO SPECIAL EARTHQUAKE FAULT ZONING ACT (CBC Form 5228-5229)

According to Niles Quadrangle [specify source], the Property described above
[ ] IS - [X] IS NOT - [ ] MAY OR MAY NOT BE situated in an Earthquake Fault Zone as designated under the Alquist-Priolo Earthquake Fault Zoning Act, Sections 2621-2630, inclusive, of the California Public Resources Code; and, as such, the construction or development on the Property of any structure for human occupancy may be subject to the findings of a geologic report prepared by a geologist registered in the State of California, unless such report is waived by the city or county under the terms of that Act. No representations on the subject are made by Lessor or by CB COMMERCIAL REAL ESTATE GROUP, INC. or its agents or employees, and the Lessee should make his/her/its own inquiry or investigation. Lessee shall be solely responsible for confirming the above stated Special Flood Hazard Area designation, and for investigation of the impact of such designation on Lessee's intended use of the Property.

For further information you may wish to contact appropriate city or county agencies: _________________________________________________


III. HAZARDOUS WASTES OR SUBSTANCES AND UNDERGROUND STORAGE TANKS

Comprehensive federal and state laws and regulations have been enacted in the past several years in an effort to control the use, storage, handling, clean-up, removal and disposal of hazardous wastes or substances. Some of these laws and regulations (such as, for example, the Comprehensive Environmental Response Compensation and Liability Act [CERCLA] provide for broad liability on the part of owners, tenants, or other users of property for clean-up costs and damages, regardless of fault. Another such statute is California Health and Safety Code Section 25359.7(a), which provides in part that a lessor of nonresidential real property who knows, or has reasonable cause to believe, that any release of a hazardous substance has come to be located on or beneath that real property shall, prior to the sale or lease, give written notice of that condition to the lessee; and that failure of the lessor to provide written notice as required shall subject the lessor to liability for damages. Other laws and regulations set standards for the handling of asbestos, and establish requirements for the use, modification, abandonment, and closure of underground storage tanks.

It is not practical or possible to list all such laws and regulations in this Notice. Therefore, Lessors and Lessees are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice, as well as all other aspects of the proposed transaction. If hazardous wastes or substances have been, or are going to be used, stored, handled or disposed on the Property, or if the Property has been or may have underground storage tanks, it is essential that legal and technical advice be obtained to determine, among other things, the nature of permits and approvals which have been obtained or may be required; the estimated costs and expenses associated with the use, storage, handling, clean-up, disposal or removal of hazardous wastes or substances; and the nature and extent of contractual provisions necessary or desirable in this transaction. Broker recommends expert assistance and site investigation to determine past uses of the property, which may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks, being on the Property.

Lessor agrees to disclose to Broker and to Lessee any and all information which he/she/it has regarding present and future zoning and environmental matters affecting the Property and regarding the condition of the Property, including, but not limited to structural, mechanical and soils conditions, the presence and location of asbestos, PCB transformers, other toxic, hazardous or contaminated substances, and underground storage tanks, in, on, or about the Property. Broker hereby requests that such information be provided immediately so that it may be timely communicated to the Lessee.

Broker has conducted no investigation regarding the subject matter hereof, except as may be contained in a separate written document signed by Broker. Broker makes no representations concerning the existence or nonexistence of hazardous wastes or substances, or underground storage tanks, in, on, or about the Property. Lessee should contact a professional, such as a civil engineer, industrial hygienist or other persons with experience in these matters, to advise on these matters.

The term "hazardous wastes or substances" is used herein in its very broadest sense and includes, but is not limited to, petroleum based products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is intended to apply to any transaction involving any type of real property, whether improved or unimproved.

IV. BROKER DISCLOSURE
The parties hereby expressly acknowledge that Broker has made no independent determination or investigation regarding the following: present or future use or zoning of the property; environmental matters affecting the Property; the condition of the Property, including, but not limited to structural, mechanical and soils conditions, as well as issues surrounding hazardous wastes or substances as set out above; violations of the Occupational Safety and Health Act or any other federal, state, county or municipal laws, ordinances, or statutes; measurements of land and/or buildings. Lessee agrees to make its own investigation and determination regarding such items.

A REAL ESTATE BROKER IS QUALIFIED TO ADVISE ON REAL ESTATE. IF YOU DESIRE LEGAL ADVICE, CONSULT YOUR ATTORNEY.

V. AMERICANS WITH DISABILITIES ACT (ADA)

Owners or tenants of real property may be subject to the Americans with Disabilities Act (ADA), a federal law codified at 42 USC Section 121 01 et seq. Among other requirements of the ADA that could apply to your property, Title III of the Act requires owners and tenants of "public accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. The regulations under Title III of the ADA are codified at 28 CFR Part 36.

Broker recommends that you and your attorney review the ADA and the regulations, and, if appropriate, your proposed purchase and sale agreement, to determine if this law would apply to you and the nature of the requirements. These are legal issues. You are responsible for conducting your own independent investigation of these issues.

VI. RESIDENTIAL LEAD PAINT HAZARD REDUCTION ACT

LEAD WARNING: Every Lessee of any interest in real property on which a residential dwelling was built prior to 1978 is hereby notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women.

Federal law (42 USC Section 4851 et seq.) requires that the Lessor of all "residential property" constructed prior to 1978 must provide to Lessees any information on lead-based paint hazards from risk assessments or inspections in the Lessor's possession, and must notify the Lessee of any known lead-based paint hazards. For purposes of these statutes, "residential property" is defined as any property which includes any residential dwelling unit(s).

A RISK ASSESSMENT OR INSPECTION FOR POSSIBLE LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO PURCHASE.

Lessors are required to sign a lead-based paint disclosure form(s), and the Lessee must be provided with a copy of a booklet entitled "Protect Your Family from Lead in Your Home."

Lessor hereby certifies that the above described property [ ] IS / [ ] IS NOT "residential property" constructed prior to 1978, as described by the statute.

LEAD DISCLOSURE: Lessor hereby certifies that, to the best of Lessor's knowledge, the property [ ] DOES / [ ] DOES NOT contain lead-based paint; and that Lessor [ ] DOES [ ] DOES NOT possess risk assessment or inspection reports relating thereto. Lessor hereby certifies to have disclosed to the Lessee and Broker all information known to the Lessor regarding the presence of lead-based paint and lead-based paint hazards within this target housing, as follows:


     Date(s) of inspection(s) or report(s): _____________________
                                                  [ ] report attached
     Additional information regarding lead-based paint hazards regarding
     this property:                               [ ] additional pages attached

Lessor hereby agrees that it will provide the Lessee with any reports or information related thereto now in its possession, or which it acquires prior to the consummation of the transaction contemplated hereby.

The undersigned Lessee and Lessor acknowledge that CB COMMERCIAL REAL ESTATE GROUP, INC. has delivered this disclosure to the undersigned; that they have read and understand the LEAD WARNING contained herein; and, if this property is residential property constructed prior to 1978, the Lessee hereby acknowledges receipt of "Protect Your Family from Lead in Your Home".

VI. COMPLIANCE WITH LAWS

The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

        RECEIPT OF A COPY OF THESE DISCLOSURES IS HEREBY ACKNOWLEDGED.

          LESSOR                                      LESSEE

By  /s/ JIM YANG                           By  /s/ JAMES GILLESPIE
  ------------------------------------       ----------------------------------
Its Property Manager                       Its  President
   -----------------------------------        ---------------------------------
Dated:  June 27, 1997                      Dated: June 23, 1997
     ---------------------------------          -------------------------------


      This portion to be completed in conjunction with negotiation and/or consummation of purchase and sale agreement:

XIII. BROKER REPRESENTATION DISCLOSURE AND ACKNOWLEDGMENT

CB Commercial Real Estate Group, Inc. herein represents _____________________ ___________represents ______________________________________________________.


    /s/ JY                                          /s/ JG
-----------------                               -----------------
Lessor's initials                               Lessee's initials



--------------------------------------------------------------------------------
CONSULT YOUR ADVISORS NO REPRESENTATION OR RECOMMENDATION IS MADE BY CB COMMERCIAL REAL ESTATE GROUP, INC. OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT, INTERPRETATION, OR ECONOMIC CONSEQUENCES OF THIS AGREEMENT, THE TRANSACTION CONTEMPLATED HEREUNDER, THE NATIONAL FLOOD INSURANCE PROGRAM AND RELATED LEGISLATION, NOR OF OTHER LEGISLATION REFERRED TO HEREIN. THESE ARE QUESTIONS THAT YOU SHOULD ADDRESS WITH YOUR CONSULTANTS AND ADVISORS.
--------------------------------------------------------------------------------

                                                         [PARKWAYCENTER LOGO]








                                  [Site Plan]







                                                        DEVCON
                                                        CONSTRUCTION
                                                        INCORPORATED

                                                        555 Los Coches
                                                        Milpitas, CA  95035


                                                        /s/
                                                        -----------
                                                          INITIAL



                                   EXHIBIT A

                                   EXHIBIT B







                               [FIRST FLOOR PLAN]








                              [SECOND FLOOR PLAN]










                                                        /s/
                                                        -----------
                                                          INITIAL

                                   EXHIBIT C


INTENTIONALLY DELETED

                                  EXHIBIT "D"






Re: Lease Commencement

Dear _____________________:

In regard to that certain Lease Agreement dated _____________by and between El Dorado Holding Company, as Landlord, and yourself as Tenant, this letter will confirm our understanding and agreements relative to the Lease commencement date.

Notwithstanding anything to the contrary contained in the Lease, it is agreed that the Lease will commence on _________________ and will end on
_________________.

Please acknowledge receipt of this letter and your agreement and approval of the foregoing, by signing the enclosed copy of this letter and returning the same to us.

Very truly yours,


El Dorado Holding Company


By                                           Date
  --------------------------------------         ------------------------------

ACCEPTED AND AGREED:


----------------------------------------

By                                           Date
  --------------------------------------         ------------------------------

                                   EXHIBIT E








PARKWAY CENTER II
EXTERIOR SIGN PROGRAM

SEPTEMBER 4 1985
REVISED:
SEPTEMBER 18 1985
OCTOBER 2 1985
OCTOBER 25 1985







                                                        /s/
                                                        -----------
                                                          INITIAL

SCOTT ARCHITECTURAL GRAPHICS INC
SCOTT SIGN COMPANY
1275 North Dutton Avenue/Park Center 4
Santa Rosa, California  95401
707/545-4519

Project
Parkway Center II
Fremont, CA

Sign Code/Type
Floor Plan
Exterior Signage

F - Interior Directory for Tenant Listing

G - Tenant and Elevator Identification Plaque

H - Men's Restroom Identification Plaque

I - Women's Restroom Identification Plaque




                                  [FLOOR PLAN]



Note:  1st and 2nd Floor signage [illegible].

SCOTT ARCHITECTURAL GRAPHICS INC.
SCOTT SIGN COMPANY
1275 North Dutton Avenue/Park Center 4
Santa Rosa, California  95401
707/545-4519


Project
Parkway Center II
Fremont, CA

Sign Code/Type
Signage F-1/Interior
Tenant Directory

Quantity
Two (2) per Lobby

Material
Formica eased frame system w/black neg. face and brushed aluminum legends also clear flex

Color
Almond w/light gray trim frame - neg. black face and brushed aluminum legends

Legend
Optima semi bold

Illumination/Voltage
None

Installation
Hanging jig-screw mounted

Location
@ entrance lobby in conspicuous location @ 65" to top of frame

Scale

3/8" = 1"



                       [DIRECTORY - 100 TENANT NAME PLAN]

SCOTT ARCHITECTURAL GRAPHICS INC.
SCOTT SIGN COMPANY
1275 North Dutton Avenue/Park Center 4
Santa Rosa, California  95401
707/545-4519


Project
Parkway Center II
Fremont, CA

Sign Code/Type
Signage G-1/Interior
Tenant ID and Elevator

Quantity
As needed (to be determined)

Material
Formica eased frame system w/black neg. face and brushed aluminum legends also .060 acrylic (clear matt)

Color
Almond w/light gray trim frame - neg. black face and brushed aluminum legends

Legend
Optima semi bold

Illumination/Voltage
None

Installation
Hanging jig-screw

Location
@ door (knob side) entrance
@ 65" to top of frame

Scale

3/8" = 1"



                       [100 TENANT NAME - OTHER INFORMATION PLAN]

SCOTT ARCHITECTURAL GRAPHICS INC.
SCOTT SIGN COMPANY
1275 North Dutton Avenue/Park Center 4
Santa Rosa, California  95401
707/545-4519


Project
Parkway Center II
Fremont, CA

Sign Code/Type
C1, C2, C3, window graphics

Quantity
As needed

Material
Vinyl (Brushed alum.)

Color
Brushed Alum.

Legend
5 1/2" - Address No. (Optima)
2 1/3" - Tenants (Optima)
3/4" - No Soliciting (Hel. Med.)

Illumination/Voltage
N/A

Scale
?/4" = 1' - 0"


NOTE:

East side of building needs Liberty St.
address & tenants names (C2)

West side of building needs Walnut Ave.
address & tenants names (C1)

North side of building needs Walnut Ave.
address & tenants on right sign of door
& Liberty St. address on left side (C3)


                               [FRONT DOOR PLAN]

SCOTT ARCHITECTURAL GRAPHICS INC.
SCOTT SIGN COMPANY
1275 North Dutton Avenue/Park Center 4
Santa Rosa, California 95401
707/545-4519

Project
Parkway Center II
Fremont, CA

Sign Code/Type
A1, A2 Main Tenant Identification

Quantity
Two (2) D/F

Material
All aluminum sign structure w/brick plate faced concrete base

Color
Gloss black sign structure w/brick plate facing

Legend
Per corporate typestyle

Illumination/Voltage
None

Installation

Location
See site plan - one on Liberty St. and one on Walnut Ave.

Scale
3/4" = 1' - 0"


                       [MAIN TENANT IDENTIFICATION PLAN]




                                                                Page 2a

SCOTT ARCHITECTURAL GRAPHICS INC.
SCOTT SIGN COMPANY
1275 North Dutton Avenue/Park Center 4
Santa Rosa, California 95401
707/545-4519

Project
Parkway Center II
Freemont, CA

Sign Code/Type
B-5 thru B-16 Building Tenant Identification

Quantity
3 sets of 4 tenants
12 names total

Material
Chrome paced 1/2" acrylic

Color
Chrome faces w/gloss black edges

Legend
Logo type

Illumination/Voltage
None

Installation
Silicone adhesive

Location
See site plan

Scale
3/32" = 1' - 0"


                     [BUILDING TENANT IDENTIFICATION PLAN]


                        NOTE: Brush artwork copy - final camera-ready artwork to be provided

                                        4 tenants @ each entrance,
                                        3 separate building entrances,
                                        12 total, possible names

                                     SCOTT ARCHITECTURAL GRAPHICS INC.
                                     SCOTT SIGN COMPANY
                                     1275 NORTH DUTTON AVENUE / PARK CENTER 4
                                     SANTA ROSA, CALIFORNIA 95401
                                     707/545-4519



                                     PROJECT

                                     PARKWAY CENTER II
                                     FREMONT, CA



                                     SIGN CODE/TYPE

                                     SIGNAGE A-1 & A2, OPTIONAL =
                                     TENANT IDENTIFICATION



                                     QUANTITY

                                     TWO (2) D/F



                                     MATERIAL

                                     ALL ALUMINUM SIGN
                                     STRUCTURE W/BRICK
                                     FACED CONCRETE BASE,
                                     LEGENDS-BRUSHED ALUM.
                                     VINYLS
[SIGN DIMENSIONAL DRAWING]


[HUSTON CPA]                         COLOR
[IBM OFFICES]
[LANGFORD DISTRIBUTORS]              GLASS BLACK SIGN
                                     STRUCTURE W/BRICK
                                     PLATE FACING
                                     LEGEND, BRUSHED ALUM. VINYL



                                     LEGEND

                                     TENANT I.D.-OPTIMA (BRUSHED
                                     ALUMINUM VINYLS)



                                     ILLUMINATION/VOLTAGE

                                     NONE



                                     INSTALLATION



                                     LOCATION
                                     SEE SITE PLAN-ONE ON LIBERTY ST. AND ONE ON
                                     WALNUT AVE.



                                     SCALE

                                     3/4" = 1' = 0"





                                     Page 2b

                                     SCOTT ARCHITECTURAL GRAPHICS INC.
                                     SCOTT SIGN COMPANY
                                     1275 NORTH DUTTON AVENUE / PARK CENTER 4
                                     SANTA ROSA, CALIFORNIA 95401
                                     707/545-4519



                                     PROJECT

                                     PARKWAY CENTER II
                                     FREMONT, CA



                                     SIGN CODE/TYPE

                                     B3 & B4, INDIVIDUAL CORP.
                                     LOGO/NAME



                                     QUANTITY

                                     TWO (2) SETS POSSIBLE



                                     MATERIAL

                                     1/2" PLEX. & 1/8" BRUSHED ALUMINUM
[SIGN DIMENSIONAL DRAWING]


[THE TRA...]                         COLOR

                                     BLACK FLEX.
                                     BRUSHED ALUM. FACE



                                     LEGEND

                                     12" L.H. - CORPORATION LOGO
                                     TYPE



                                     ILLUMINATION/VOLTAGE

                                     NONE



                                     INSTALLATION
                                     STUD MOUNTED & SILICONED



                                     LOCATION
                                     SEE SITE PLAN



                                     SCALE

                                     3/32" = 1' = 0" DETAIL 1" = 1' = 0"

RULES AND REGULATIONS

                                  EXHIBIT "F"

1. WINDOWS. Tenant shall not use any blinds, shades, awnings, screens, or window ventilators in connection with any window or door of the Premises without the prior written consent of Landlord. Tenant shall not use any drape or window covering facing any exterior glass surface other than the standard drape or blinds established by Landlord. No articles shall be kept or placed on window sills so as to be visible from the exterior of the Building or Premises.

2. SERVICES ON THE PREMISES. Tenant shall not use upon the Premises any waxing, cleaning, interior glass polishing, rubbish removal, linen, or other similar services, nor accept barbering, bootblacking, catering, or other like services on the Premises, except from persons authorized or approved by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or other machines of any kind shall be installed, maintained, or operated upon the Premises without the prior written consent of Landlord.

3.   SIGNS.

     (a) BUILDING DIRECTORY. The bulletin board or directory of the Building shall be provided exclusively for the display of the names and locations of tenants only. Landlord reserves the right to exclude any other names from the bulletin board or directory, and to limit the number of listings.

     (b) ON PREMISES. No signs, names, posters, advertisements or notices shall be painted or affixed, on any part of, or so as to be visible from the outside of the Premises or Building unless first approved by Landlord in regard to color, size, style and location. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord, which approval shall not be unreasonably withheld. Any signs, notices, logos, pictures, names, or advertisements, which are installed that have not been individually approved by the Landlord may be removed by the Landlord at the sole expense of the Tenant.

4.   ACCESS TO THE BUILDING

                (a) IN GENERAL. The sidewalks, corridors or halls, lobbies, courts, exits, entrances, escalators, elevators, stairways and other common access areas of the Building shall not be obstructed by Tenant or its agents or used by Tenant or its agents for any purpose other than ingress and egress. Landlord shall in all cases and at all times have the right to operate, control and prevent or limit access to the sidewalks, halls, lobbies, passages, exits, entrances, escalators, elevators, stairway, balconies, and other common access areas by all persons whose presence, in the sole discretion of Landlord, shall be prejudicial to the safely, protection, character, reputation, and interests of the Building and its tenants, provided that Landlord shall not restrict such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in abusive or illegal activities. Neither Tenant nor Tenant's agents shall go upon the roof of the Building. In the event of strike, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate.

         (b) AFTER REGULAR HOURS. Landlord shall furnish Tenant with a key to the Building entrance and exit doors. Landlord reserves the right to close and keep locked all entrance and exit doors and otherwise regulate access of all persons to the halls, corridors, elevators, and stairways in the Building on Saturdays, Sundays, and legal holidays, and on other days before and after the regular hours that the Building is open. After regular Building hours, access to the Premises may be refuse unless the person seeking access has a pass or is known or otherwise properly identified to the person then in charge of the Building. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord may require any person to register as a condition of access to the Building. Landlord shall in no case be liable damages for any error with regard to the admission or exclusion of any person from the Building.

5. KEYS AND LOCKS. Tenant, upon the termination of its tenancy, shall deliver to Landlord the key of offices, rooms, and lavatories which shall have been furnished to Tenant or which Tenant shall have had made, and Tenant shall pay Landlord for lost keys. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the premises without prior written consent of Landlord.

6. USE OF LAVATORIES. The lavatories, toilets, urinals, wash bowls, and other plumbing fixtures and apparatus shall not be used for any purpose other than that for which they are intended, and no foreign substance of any kind shall be put into such facilities. Tenant shall pay the cost of repairs required by reason of plumbing stoppage or damage caused by Tenant or Tenant's agents' misuse of such plumbing fixtures and apparatus.

7. WALL MARKINGS. Tenant shall not, except for decorative items, mark on, drive nails or screws into, drill into, or deface the walls, ceilings, floors, woodwork, or plaster of the Premises or the Building. If Tenant desires to install on the walls, ceilings, floors, woodwork, or plaster of the Premises, items other than decorative items, Tenant shall seek Landlord's prior written consent to such installation, which consent Landlord agrees not to unreasonably withhold.

8. MATERIALS INTO THE BUILDING. All moving into or out of the Building shall be via the Building's freight handling facilities, unless otherwise directed by Landlord, at such times and in such manner as Landlord shall prescribe. Any hand trucks used in the Building must be equipped with soft rubber tires and rubber side guards.

9. SAFES AND HEAVY EQUIPMENT. Tenant shall endeavor not to overload the floor of the Premises. Landlord shall not be responsible for loss of or damage to any safe or property from any cause, and all damage done to the Building or Premises by moving or maintaining any safe or other property shall be repaired at the expense of Tenant.

10. JANITORIAL SERVICES. Tenant shall not, without Landlord's prior written approval, hire any person(s) for the purpose of cleaning the Premises, other than the janitorial contractor hired by Landlord. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the properly or effects of Tenant by Landlord's agents, including without limitation Landlord's janitorial contractor. Any janitorial services furnished by Landlord shall not include shampooing of carpets or rugs, moving of furniture, or other special services. Janitorial services shall not be furnished on nights when the Premises are occupied after 9:30 p.m.

11. NOXIOUS MATERIALS; OFFENSIVE CONDUCT. Tenant shall not use or keep (nor permit to be used or kept) any foul or noxious gas or substance in the Premises. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline, or other flammable, explosive, or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. Tenant shall not permit or suffer the Premises to be occupied or used in any manner which is offensive or objectionable to Landlord or other occupants of the Building or neighboring properly by reason of noise, odor, or vibrations. No animals may be brought into the Premises or the Building.

12. PROHIBITIONS ON USE OF PREMISES. No cooking shall be done or permitted by Tenant on the Premises, except that for the preparation of lunches, snacks, coffee, tea, hot chocolate and similar beverages, provided such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations. The Premises shall not be used for the manufacture of merchandise, for any improper, objectionable, or immoral purposes or for lodging. Tenant shall at all times keep the Premises neat and clean, and in an orderly condition consistent with the uses permitted by the Lease. No bicycles of vehicles of any kind shall be brought into or kept in or about the Premises or Building in other than designated areas. The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes.

13. CONNECTION OF EQUIPMENT. Landlord will direct electricians as to where and how telephone, telegraph, and other communication facilities are to be introduced and installed. No boring or cutting of stringing of wires will be allowed without the prior written consent of Landlord, unless such work is shown on Exhibit "C" to the Lease. The location of telephones, call boxes, and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

14. FLOOR COVERINGS. Linoleum, tile, carpet and other floor coverings shall be deemed an improvement to the Premises and shall be left by Tenant at Lease Termination. Tenant shall use a carpet protector under all desk chairs.

15. CLOSING OF PREMISES. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building. On multi-tenant floors, corridor doors, when not in use, shall be kept closed. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage. Tenant shall observe strict care and caution that all water faucets or other regulated plumbing, and all electricity, gas, or air conditioning to the Premises are entirely shut off before Tenant or Tenant's agents leave the Building.

16. TRASH AND GARBAGE. Tenant shall store all trash and garbage within the interior of the Premises. No material shall be placed in trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Premises are located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. Boxes and containers used in moving the tenant into the building shall be disposed of at Tenant's expense and not be put into the on-site trash receptacles.

17. REQUEST OF TENANT. The requirements of tenant shall be attended to only upon application at the business office of Landlord. Landlord's agents shall not perform any work nor do anything outside of their regular duties unless under special instructions from Landlord.

18. PASSENGER ELEVATORS. No person shall be allowed to transport or carry on any passenger elevator items that cannot be conveniently and easily carried by one person alone. The transportation of such items shall be by means of the service elevators or in such manner as prescribed by Landlord.

19. HEATING AND AIR CONDITIONING. Tenant shall not in any way obstruct, alter or impair the efficient operation of Landlord's heating, ventilating, and air conditioning systems. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves, unless said temperature controls are located within Tenant's office. Tenant shall not use any method of heating or air conditioning the Premises other than that supplied by Landlord nor shall Tenant waste electricity, water or air conditioning.

20. ADVERTISING. Landlord shall have the right to prohibit any advertising by Tenant (in any manner, medium, or location) which, in Landlord's sole opinion, tends to impair the reputation of the Building or its desirability as a location for offices. Upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

21. OCCUPANCY RESTRICTIONS. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

22. SOLICITING IN THE BUILDING. Canvassing, soliciting, or peddling in the Building is prohibited unless specifically approved by Landlord. No person shall be allowed to distribute in the Building handbills, petitions, notices, or advertisements,

23. COMMON AREAS. All facilities and common areas forming a part of the Building shall be under the sole and absolute control of Landlord with exclusive right to regulate and control these areas. Tenant shall conform to the Rules and Regulations that may be established by Landlord for such areas.

24. COOPERATION OF TENANT. Tenant shall cooperate with Landlord to prevent prohibited activities within the Building and the Premises. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

25. PARKING. Tenant or Tenant's agents shall park in Building parking areas between designated parking lines only, and shall not occupy two parking spaces with one car. Vehicles in violation of the above shall be, after receipt of prior written notice of the infraction and failure to promptly abate the violation, subject to tow-away, at the vehicle owner's expense.

26. ADDRESS. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the building of which the premises are a part.

27 AMENDMENTS TO RULES AND REGULATIONS. Landlord reserves the right to make, eliminate, augment, amend, revise or modify these Rules and Regulations as in Landlord's sole judgment may be necessary or reasonable. Any amendments or revisions to these Rules and Regulations shall be effective upon the receipt thereof by Tenant.

28.  RELATIONSHIP OF RULES AND REGULATIONS TO LEASE.

          (a) INCONSISTENCIES. In the event that any of the provisions of these Rules and Regulations are inconsistent with any of the provisions of the Lease as to which these Rules and Regulations relate, the provisions of the Lease shall control to the extent of such inconsistency

          (b) DEFINITIONS. Defined terms as used in these Rules and Regulations shall have the same meaning as when those terms are used in the Lease.


/s/
INITIALS